--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         [EXCELSIOR LOGO APPEARS HERE]



                           Domestic Equity Portfolios


                                 ANNUAL REPORT

                                 March 31, 1999

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S DOMESTIC EQUITY MARKET REVIEW...................................    2
ADVISER'S INVESTMENT REVIEWS
 Blended Equity Fund......................................................    3
 Income and Growth Fund...................................................    4
 Value and Restructuring Fund.............................................    5
 Small Cap Fund...........................................................    6
 Energy and Natural Resources Fund........................................    7
 Large Cap Growth Fund....................................................    8
 Real Estate Fund.........................................................    9
 Optimum Growth Fund......................................................   10
 Value Equity Fund........................................................   11
STATEMENTS OF ASSETS AND LIABILITIES......................................   12
STATEMENTS OF OPERATIONS..................................................   14
STATEMENTS OF CHANGES IN NET ASSETS.......................................   16
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS................   18
PORTFOLIOS OF INVESTMENTS
 Blended Equity Fund......................................................   20
 Income and Growth Fund...................................................   22
 Value and Restructuring Fund.............................................   23
 Small Cap Fund...........................................................   25
 Energy and Natural Resources Fund........................................   26
 Large Cap Growth Fund....................................................   27
 Real Estate Fund.........................................................   28
 Optimum Growth Fund......................................................   29
 Value Equity Fund........................................................   30
NOTES TO FINANCIAL STATEMENTS.............................................   31
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.........................   42
FEDERAL TAX INFORMATION...................................................   42

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . Initial Purchase and Prospectus Information and Shareholder Services:
  Excelsior Funds, Inc. 1-800-446-1012 (From overseas, call 617-557-8280) Excelsior Institutional Trust 1-800-909-1989 (From overseas, call 617-557-
   1755)
 . Current Price and Yield Information:
  Excelsior Funds, Inc. 1-800-446-1012
  Excelsior Institutional Trust 1-800-861-3430
 . Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and ex-penses may be obtained by contacting Excelsior Funds, Inc., and Excelsior Tax-Exempt Funds, Inc. at 1-800-446-1012 and Excelsior Institutional Trust at 1-800-909-1989.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Trust at the following address:

    Excelsior Funds
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY OF CONNECTICUT THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  I am pleased to present the annual report for the Excelsior Funds. Fiscal 1999 was an exciting year in the financial markets as a whole and for the fund family.

  Low interest rates and subdued inflation in tandem with turbulent Asian and Latin American markets proved to be the catalysts for another year of strong-- though narrowly focused--domestic equity performance. At the same time, these factors combined to constrain the returns on fixed-income investments to modest levels. The search for consistency and predictability amidst uncertainty--regarding heightened valuations here at home, international economic crises, not to mention the course of the U.S. economy--created a "flight to quality." Continuing the dominant trend of the past few years, investors redirected much of their money to a relatively small group of extremely large-capitalized growth companies within the Standard & Poor's 500 Index, leaving the broader market lagging well behind. As a result, small and mid-sized companies as well as value-oriented investments underperformed relative to growth-oriented investments. This environment made it difficult for broadly diversified equity portfolios to meet or exceed the performance of this narrowly focused market.

  On the international front, economic crises and inflationary pressures in Asia, Eastern Europe, and Latin America temporarily disrupted equity markets around the world. Many of these troubled economies--and widespread investor concerns about them--have begun to turn around and are showing sign of recovery. In Western Europe, equity performance in general was strong, and the conversion to a single currency, the Euro, was completed on time and without disrupting the financial markets.

  The financial markets will present many challenges and opportunities during the coming year. U.S. fiscal policy continues to be effective in keeping inflation under control, and we continue to be cautiously optimistic regarding the domestic equity markets. International markets, while remaining attractive on a long-term basis, will require continuous evaluation. In our new global economy, events in international markets will have a direct impact on the U.S. economy.

  I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles to respond to the always-changing economic/financial market environment and to pursue your long-term investment objectives.

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

EXCELSIOR FUNDS                                   DOMESTIC EQUITY MARKET REVIEW
-------------------------------------------------------------------------------

  Although the U.S. economy remained surprisingly strong and inflation subdued, the stock market did import some volatility in the past fiscal year. Still, the general direction of domestic equities was decidedly upward.

  The first quarter of the fiscal year began fitfully, as Asian concerns caused markets to move sideways. Specifically, the falloff in Asian demand for basic commodities had a correspondingly negative impact on commodity-related stocks. There were some strong groups, however, which responded well to healthy consumer demand (retailers, automakers, restaurants and broadcast media and entertainment companies). Technology was mixed as communications technology stocks and computer companies outperformed; technology in general performed poorly through much of the quarter, only to rebound in the final two weeks.

  In the second fiscal quarter, many markets began slipping as investors grew increasingly worried about Russia. The declines accelerated in August, when Russia devalued its ruble and defaulted on local currency debt. In the U.S., the major indices backed off considerably. While weakness was broad-based, small stocks suffered greater than large, as did stocks of companies perceived to have heavy international exposure. Among the best-performing industry sectors were computers, precious metals, semiconductors, electric utilities, telephone systems, and large pharmaceutical companies. Among the worst performers were financial services, oil drillers, and heavy machinery.

  In the third fiscal quarter, the U.S. stock market shifted direction once again, improving markedly. Part of this was the result of an aggressive Federal Reserve, which lowered short-term interest rates three times in less than two months, and a still-strong U.S. economy. Part also was the sense of stabilizing- or bottoming--in Asia and other emerging markets. Still, the U.S. stock market underwent a leadership rotation. The former market-leading "Nifty 50" blue chips--Coca-Cola, Gillette, Merck, and Procter & Gamble et al.--gave way to technology, particularly PC and semiconductors, not to mention the mounting Internet stock feeding frenzy. Other strong-performing groups in the period included telecommunications, the financials, department stores, and drug stocks. The weakest sector was energy, which wasn't surprising given the collapse in oil prices. Also, large-cap stocks continued to significantly outperform their medium- and smaller-capitalization peers.

  Continuing these positive trends, the U.S. stock market began the fourth fiscal quarter strongly. Breadth, once again, was narrow, and large caps continued to dominate. Heading into February, however, the environment changed dramatically as stocks of all capitalizations declined in the face of renewed inflation fears. Technology took a major beating. Among the stronger-performing sectors were health care, drugs in particular; the financials; and the restaurants, leisure, and entertainment groups. Sentiment improved once again in March, as a surge of optimism regarding large-cap earnings (banks, oil producers, retailers--though not technology) and falling market interest rates propelled the market upward. Interest-rate expectations suddenly shifted from higher rates to lower rates. Shortly thereafter, news of Intel's proposed antitrust settlement ignited a rally in technology stocks. Rallying oil and bank stocks pushed the major large-cap stock indices higher through fiscal year end.

  We remain constructive regarding prospects going forward. Although we don't believe that the uncertainties and the volatility have left the stock market completely, we have begun to see what we believe could well be a fundamental shift in market dynamics and leadership. The market appears to be broadening, shifting away from recent market favorites (especially technology) and into beaten-down but economically sensitive cyclical issues and even some long-suffering small caps. Is this shift sustainable? No one knows for sure. But for us at U.S. Trust, it's not critical. We make it our business to try to be, not only where market favor is right now, but also where we feel it's likely to be in the future. It really is the whole point of our diversified investment approach--to be positioned for just the sorts of activities now occurring in the marketplace. Whether what we're seeing now is temporary or more long lasting, we will continue to implement our longstanding investment policy--that is, an unwavering focus on long-term fundamental value, through portfolio diversification, and selective concentration on stocks and areas that we believe offer outstanding promise. We feel we have done this with some considerable degree of success in the past and, with continued effort and vigilance, will attempt to do so in the future.

EXCELSIOR FUNDS, INC.                                       BLENDED EQUITY FUND
-------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a total return of 19.65%,* versus 18.46%** for the Standard & Poor's 500 Composite Stock Price Index. Throughout the fiscal year, mirroring the overall market, technology stocks (telecommunications in particular) drove the Fund's performance. In the first fiscal quarter, Fund holdings in the retail and financial services sectors contributed meaningfully to fund performance as well. Heading into the second quarter, as turbulence in world financial markets spread and its economic effects became more pronounced, share prices of many multinational firms were negatively affected. Within the portfolio, Gillette and Coca-Cola were hurt along with holdings in the financial services area. The Fund's energy holdings lagged also, given falling oil prices. Technology, as mentioned, remained strong, along with holdings in the pharmaceutical industry. In the second half, financial services stocks recovered somewhat as did the Fund's consumer stocks. Our basic investment strategy remained consistent throughout the fiscal year; we emphasized a long-term investment horizon, broad portfolio diversification across growth and value strategies and investment themes, and solid good business values -- that is, companies which have demonstrated and continue to demonstrate solid growth in an uncertain environment. Also, a portion of the portfolio continued to be managed utilizing quantitative analysis to complement the rest of the portfolio by further diversifying it in relation to the S&P 500 and by improving the tax efficiency of the portfolio.

--------------------------------------------------------------------------------
                             Blended Equity Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/99*
--------------------------------------------------------------------------------
                 1 year            5 years           10 Years
--------------------------------------------------------------------------------
                 19.65%            23.75%             17.63%
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                                                      S&P's 500 Composite
  DATE                 Blended Equity Fund            Stock Price Index**
-------                -------------------            -------------------

3/31/89                       10,000                         10,000
3/31/90                       11,198                         11,934
3/31/91                       11,770                         13,651
3/31/92                       13,757                         15,159
3/31/93                       16,406                         17,470
3/31/94                       17,479                         17,729
3/31/95                       20,039                         20,482
3/31/96                       25,618                         27,052
3/31/97                       28,149                         32,405
3/31/98                       42,454                         47,953
3/31/99                       50,796                         56,802


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Blended Equity Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                     INCOME AND GROWTH FUND
--------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a negative total return of (2.81)%,* versus 18.46%** for the Standard & Poor's 500 Composite Stock Price Index. As in the past, to provide the income component of the Fund, we held a variety of fixed-income and convertible securities. Within the equity component of the Fund, which comprises the balance of the portfolio, we emphasize thorough diversification across three investment strategies: growth, value, and small cap and longer-term investment themes. In all of our investments, we focus on long term fundamental business value with special attention to the breadth and depth of employee incentives (compensation, safety, etc.). The Fund had a challenging fiscal year. Part of the reason for its underperformance can be attributed to the fact that the portfolio did not have significant representation in the largest companies, particularly those few that enjoyed market favor. We also note an earlier asset allocation decision to increase the yield of the portfolio; in response, we began to sell some of the Fund's fixed-income securities and adjust the balance of small, medium and large-capitalization concerns. In the second half, the Fund was restructured and poor-performing stocks were sold and we concentrated on companies with superior return records and, we feel, excellent management.

--------------------------------------------------------------------------------
                           Income and Growth Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/99*
--------------------------------------------------------------------------------
                 1 year            5 years           10 Years
--------------------------------------------------------------------------------
                 (2.81)%           14.19%             12.27%
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                                                      S&P's 500 Composite
 DATE                Income and Growth Fund           Stock Price Index**
-------              ----------------------           -------------------
3/31/89                     10,000                          10,000
3/31/90                     10,614                          11,934
3/31/91                     10,476                          13,651
3/31/92                     11,778                          15,159
3/31/93                     15,634                          17,470
3/31/94                     16,391                          17,729
3/31/95                     17,333                          20,482
3/31/96                     21,900                          27,052
3/31/97                     24,560                          32,405
3/31/98                     32,762                          47,953
3/31/99                     31,840                          56,802

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Income and Growth Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                              VALUE AND RESTRUCTURING FUND
-------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a total return of 1.48%,* versus 5.04%*** for The Russell 1000 Value Index. For the fiscal year, the Fund's best performers were concentrated in the technology, telecommunications and financial services sectors. As for portfolio structure and strategy, we made no significant changes. We remained broadly diversified, though with overweight positions in aerospace, financials, and technology, and underweight positions in utilities, health care, and the big consumer names. Throughout the year, we gradually diversified away from the high-flying large-cap stocks, adding somewhat more defensive and higher-quality larger-capitalization names. As of fiscal year end, roughly 75% of the fund's holdings boasted market capitalizations in excess of $5 billion (up from 65% 12 months prior). We continue to believe firmly in the Fund's strategy.

--------------------------------------------------------------------------------
                        Value and Restructuring Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/99*
--------------------------------------------------------------------------------
        1 year            5 years           Since Inception (12/31/92)
--------------------------------------------------------------------------------
         1.48%             22.61%                     24.12%
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                  Value and           S&P's 500 Composite       Russell 1000
  Date         Restructing Fund       Stock Price Index**       Value Index**
--------       ----------------       -------------------       -------------
12/31/92           10,000                   10,000                  10,000
 3/31/93           11,014                   10,440                  10,967
 3/31/94           13,922                   10,590                  11,400
 3/31/95           15,522                   12,240                  12,678
 3/31/96           21,184                   16,160                  16,924
 3/31/97           25,017                   19,365                  19,983
 3/31/98           38,052                   28,650                  29,408
 3/31/99           38,615                   33,935                  30,891

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Value and Restructuring Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to The Russell 1000 Value Index rather than the Standard & Poor's 500 Composite Stock Price Index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: The Russell Company--The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. Companies by market capitalization. The Index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                            SMALL CAP FUND
-------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a negative total return of (21.41)%,* versus negative (16.26)%** for the Russell 2000 Index. During the first half, the Fund's performance was impacted by extremely volatile market conditions, particularly with respect to continued poor investor sentiment toward small-cap stocks in general. We note as well the Fund's overweighted positions in the technology and capital goods sectors and an underweighted position in the health care sector, each of which contributed to the Fund's underperformance relative to peers and The Russell 2000 Index. As a result, we restructured the portfolio, increasing the number of positions, shifting stock selection emphasis away from small-cap growth stocks and toward value, decreasing technology holdings, and increasing health care holdings. Heading into the second half, the Fund rebounded dramatically. Strong contributors included the Fund's recently added specialty retail and health care stocks, as well as individual strong advances from large holdings in Travel Systems International, OReilly Automotive and SDL Inc. While the environment once again grew challenging for small caps in the fourth fiscal quarter, the Fund did have some strong individual performances in technology
(SDL), financial services (Silicon Valley Banchshares, Executive Risk), and consumer services (Big Flower Holdings). Still, these contributions were offset in part by weakness among some of the Fund's health care, travel and technology services holdings.

--------------------------------------------------------------------------------
                               Small Cap Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/99*
--------------------------------------------------------------------------------
         1 year            5 years          Since Inception (12/31/92)
--------------------------------------------------------------------------------
         (21.41)%           4.41%                     7.28%
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

  DATE                   Small Cap Fund           Russell 2000 Index**
--------                 --------------           --------------------
 12/31/92                   10,000                      10,000
  3/31/93                   10,571                      10,440
  3/31/94                   12,503                      11,590
  3/31/95                   14,398                      12,210
  3/31/96                   17,031                      15,770
  3/31/97                   14,590                      16,576
  3/31/98                   19,745                      23,530
  3/31/99                   15,518                      19,705






Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

  The above illustration compares a $10,000 investment made in Small Cap Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company--The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                         ENERGY AND NATURAL RESOURCES FUND
-------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a total return of negative (12.23)%,* versus 18.46%** for the Standard & Poor's 500 Composite Stock Price Index. The energy sector and the Fund grappled with a challenging macro-environment in fiscal 1999. During the first half, reflecting the sector's broad-based weakness, only seven of the 37 stocks in the Fund outperformed the S&P 500. Regarding portfolio strategy, as the Asian downturn impacted all commodity producers, we reduced our natural resource (non-energy) component from 9% to 5%. Also, given the protracted downturn in oil prices, we continued to reduce our weighting in the oilfield service group from 24% to 22%. Later, toward the end of the second fiscal quarter, given initial evidence of OPEC supply control, we gradually raised our weighting in the Exploration & Production and oil service sectors in advance of the winter heating season. This posture was reflected in our portfolio weighting, which favored the major international oil companies, natural gas pipelines and utilities while maintaining exposure to the commodity-sensitive oil service and E&P sectors, particularly those companies exposed to natural gas. During the third fiscal quarter, a mid-quarter reduction in our holdings of the commodity-sensitive E&P and oil service companies mitigated the negative impact of another collapse in oil prices and fall-off in natural gas prices. In March, an OPEC agreement to implement a third round of production cuts to reduce surplus global oil inventory levels, triggered a rebound for energy stocks. The Fund capitalized on this announcement via a shift of funds from the more defensive major integrated oils and pipeline/utilities sectors into the commodity-sensitive E&P and oil service sectors. We positioned the Fund to take advantage of any opportunities arising from commodity price volatility.

--------------------------------------------------------------------------------
                      Energy and Natural Resources Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/99*
--------------------------------------------------------------------------------
        1 year            5 years           Since Inception (12/31/92)
--------------------------------------------------------------------------------
       (12.23)%            4.41%                      11.54%
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                             Energy and                  S&P's 500 Composite
  DATE               Natural Resources Fund           Stock Price Index**
--------             ----------------------           -------------------

12/31/92                     10,000                          10,000
 3/31/93                     11,157                          10,440
 3/31/94                     11,094                          10,590
 3/31/95                     11,568                          12,240
 3/31/96                     14,067                          16,160
 3/31/97                     18,045                          19,365
 3/31/98                     22,551                          28,650
 3/31/99                     19,793                          33,935

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Energy and Natural Resources Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                     LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a total return of 68.04%*, strongly out pacing The Russell 1000 Growth Index's return of 28.06%, **** and ranked sixth out of 1,022 funds, based on total returns, in the Lipper Growth category*** for the same time period. As always, we continued to focus exclusively on high-quality, large-cap companies which we believe have superior growth potential. We maintain a concentrated portfolio and we don't concern ourselves with issues of market timing and valuation. The Fund includes 25 names, and, as always, we let the winners run and eliminated the losers. As a result, the Fund's largest holdings are generally its best performing as well. Throughout the fiscal year, we focused on several secular trends and areas where we have been able to identify the most rapid growth potential: technology (PC and Internet), globally dominant financial intermediaries, and globally dominant brand names. Among the Fund's strongest performers for the year were America Online and Charles Schwab. Microsoft, Dell and EMC were notably strong as well. Among the Fund's weaker performers was PeopleSoft, which was eliminated from the portfolio in the fourth fiscal quarter.

--------------------------------------------------------------------------------
                            Large Cap Growth Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/99*
--------------------------------------------------------------------------------
                 1 year             Since Inception (10/1/97)
--------------------------------------------------------------------------------
                 68.04%                       60.93%
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                   Large Cap       S&P 500 Composite        Russell 1000
     DATE         Growth Fund      Stock Price Index**      Growth Index****
   --------       -----------      -------------------      ----------------
    10/1/97         10,000              10,000                  10,000
   12/31/97         10,143              10,287                  10,152
    3/31/98         12,157              11,723                  11,690
    6/30/98         13,400              12,110                  12,220
    9/30/98         12,157              10,906                  11,110
   12/31/98         16,943              13,228                  14,081
    3/31/99         20,429              13,886                  14,976

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Large Cap Growth Fund and a broad-based index since 10/1/97 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the Russell 1000 Growth Index rather than the Standard & Poor's 500 Composite Stock Price Index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 *** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
**** Source: The Russell Company -- The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. Companies by market capitalization. The Index includes dividends reinvested.
   + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                          REAL ESTATE FUND
-------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a negative total return of (17.55)%,* versus negative (20.33)%*** for the Morgan Stanley's REIT Index. REIT's underperformed the broader market throughout the fiscal year. This weakness was driven by several factors: First, the positive-spread investment opportunities which had been available for several years became scarce as both public and private bidders began to compete intensely for properties, bringing down initial returns on investment across property sectors. Second, we began to see development in certain sectors, raising fears of overbuilding. And third, the real estate cycle completed its rapid recovery phase and entered a normal growth phase, implying single-digit growth rates as opposed to the high-teens rates seen of the recent past. The more aggressive, growth-oriented REIT's such as hotel and office/industrial, and the more deal-oriented REIT's were the worst performers through much of the fiscal year, in the final quarter, however, the lodging, apartment and office/industrial sectors saw improved relative performance. For the most part, performance for the Fund reflected weakness in the real estate sector. We did manage to sidestep the weakness in Mortgage REITs, however, as we maintain no representation in that area. Also, the Fund's performance was impacted positively by the non-REIT real estate names, Catellus in particular. Freddie Mac and Forest City added to performance as well. Regarding portfolio activity, as we were comfortable with the fund's structure -- with a full weighting in the office/industrial sector and a slight deemphasis on apartment and hotel REITs -- we made few changes.

--------------------------------------------------------------------------------
                              Real Estate Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/99*
--------------------------------------------------------------------------------
                 1 year             Since Inception (10/1/97)
--------------------------------------------------------------------------------
                 (17.55)%                    (10.75)%
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                                       Standard & Poor's        Morgan Stanley
  Date        Real Estate Fund      REIT Composite Index**      REIT Index***
--------      ----------------      ----------------------      --------------
 10/1/97           10,000                   10,000                  10,000
12/31/97           10,338                   10,112                  10,098
 3/31/98           10,226                   10,080                  10,316
 6/30/98            9,817                    9,543                   9,864
 9/30/98            8,946                    8,427                   8,822
12/31/98            8,937                    8,079                   8,635
 3/31/99            8,431                    7,691                   8,219

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Real Estate Fund and a broad-based index since 10/1/97 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the Morgan Stanley REIT Index rather than the Standard of Poor's REIT Composite Index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's REIT Composite Index is a capitalization-weighted index of 100 stocks designed to measure the performance of Real Estate Investment Trusts, commonly known as REITS.
*** Source: Morgan Stanley & Co., Incorporated--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Morgan Stanley REIT Index is an unmanaged capitalization-weighted index composed of the largest and most actively traded REITS designed to provide a broad measure of real estate equity performance.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR INSTITUTIONAL TRUST                               OPTIMUM GROWTH FUND
-------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a total return of 68.00%,* strongly out pacing The Russell 1000 Growth Index's return of 28.06%,**** and ranked fifth out of 1,022 funds, based on total return, in the Lipper Growth category*** for the same period. As always, we continued to focus exclusively on high-quality, large-cap companies which we believe have superior growth potential. We maintain a concentrated portfolio and we don't concern ourselves with issues of market timing and valuation. The Fund includes 25 names, and, as always, we let the winners run and eliminated the losers. As a result, the Fund's largest holdings are generally its best performing as well. In addition, a structured overlay, representing 30% of Fund assets, consists of a complimentary basket of stocks selected from the Russell 1000 Growth Index, which includes growth-oriented issuers selected from among the 1000 largest U.S. issuers. The overlay is designed to increase diversification and reduce volatility without materially inhibiting return potential. Throughout the fiscal year, we focused on several secular trends and areas where we have been able to identify the most rapid growth potential: technology (PC and Internet), globally dominant financial intermediaries, and globally dominant brand names. Among the Fund's strongest performers for the year were America Online and Charles Schwab. Microsoft, Dell and EMC were notably strong as well. Among the Fund's weaker performers was PeopleSoft, which was eliminated from the portfolio in the fourth fiscal quarter. The structured overlay continued to do well and helped dampen the overall volatility of the Fund.

--------------------------------------------------------------------------------
                             Optimum Growth Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/99*
--------------------------------------------------------------------------------
                 1 year            Since Inception 3/31/99*
--------------------------------------------------------------------------------
                 68.00%                      42.83%
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                                   Standard & Poor's 500        Russell 1000
   DATE   Optimum Growth Fund   Composite Stock Price Index**   Growth Index****
 -------  -------------------   -----------------------------   ----------------
  7/3/96       10,000                       10,000                   10,000
 9/30/96       10,121                       10,308                   10,360
 3/31/97       10,331                       11,466                   11,047
 9/30/97       13,544                       14,474                   14,121
 3/31/98       16,572                       16,967                   16,507
 9/30/98       16,948                       15,785                   15,689
 3/31/99       27,841                       20,098                   21,136

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Optimum Growth Fund and a broad-based index since 7/3/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the Russell 1000 Growth Index rather than the Standard & Poor's 500 Composite Stock Price Index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 *** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
**** Source: The Russell Company--The Russell 1000 Growth Index is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. Companies by market capitalization. The Index includes dividends reinvested.
   + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR INSTITUTIONAL TRUST                                 VALUE EQUITY FUND
-------------------------------------------------------------------------------

For the twelve months ended March 31, 1999, the Fund realized a total return of 4.59%,* versus 5.04%*** for The Russell 1000 Value Index. For the fiscal year, the Fund's best performers were concentrated in the technology and telecommunications sectors. As for portfolio structure and strategy, we made no significant changes. We remained broadly diversified, though with overweight positions in aerospace, financials, and technology, and underweight positions in utilities, health care, and the big consumer names. Throughout the year, we gradually diversified away from the high-flying large-cap stocks, adding somewhat more defensive and, we feel, higher-quality larger-capitalization names. As of fiscal year end, roughly 75% of the Fund's holdings boasted market capitalizations in excess of $5 billion, up from 65% a year ago. We continue to believe firmly in the Fund's strategy.

--------------------------------------------------------------------------------
                              Value Equity Fund+
--------------------------------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/99*
--------------------------------------------------------------------------------
                 1 year              Since Inception (1/15/97)
--------------------------------------------------------------------------------
                 4.59%                         23.03%
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                 Value          S&P's 500 Composite        Russell 1000
  DATE        Equity Fund       Stock Price Index**       Value Index***
-------       -----------       -------------------       --------------
1/15/97         10,000                 10,000                10,000
3/31/97          9,379                 10,268                10,256
9/30/97         12,649                 12,961                12,940
3/31/98         14,171                 15,194                15,094
9/30/98         11,764                 14,136                13,405
3/31/99         14,821                 17,998                15,855

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Value Equity Fund and a broad-based index since 1/15/97 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the Russell 1000 Value Index rather than the Standard & Poor's 500 Composite Stock Price Index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: The Russell Company--The Russell 1000 Value Index is an unmanaged index and is composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. Companies by market capitalization. The Index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

Excelsior Funds
Statements of Assets and Liabilities
March 31, 1999


                                                      Income and    Value and
                                           Blended      Growth    Restructuring
                                          Equity Fund    Fund         Fund
                                         ------------ ----------- -------------
  ASSETS:
   Investments, at cost-see
   accompanying portfolios.............  $347,238,807 $37,761,323 $470,144,749
                                         ============ =========== ============
   Investments, at value (Note 1)......  $720,933,644 $65,268,591 $597,282,611
   Cash................................           483         806      --
   Dividends receivable................       727,103      40,550      855,254
   Interest receivable.................        30,599     213,726          901
   Receivable for investments sold.....       --          --         8,250,180
   Receivable for fund shares sold.....       372,638      21,881      702,837
   Prepaid expenses....................        12,527       2,739        8,415
   Unamortized organization costs (Note
   5)..................................       --          --           --
                                         ------------ ----------- ------------
   Total Assets........................   722,076,994  65,548,293  607,100,198
  LIABILITIES:
   Payable for investments purchased...       --          --         5,401,995
   Payable for fund shares redeemed....     1,125,505      47,169    2,626,183
   Dividends payable...................            64     --           --
   Investment advisory fees payable
   (Note 2)............................       429,726      39,669      193,685
   Administration fees payable (Note
   2)..................................        69,938       6,567       22,376
   Administrative service fees payable
   (Note 2)............................        23,601       4,528       58,037
   Directors'/Trustees' fees payable
   (Note 2)............................         5,088       1,088        3,173
   Due to custodian bank...............       --          --         4,023,231
   Accrued expenses and other
   payables............................       150,101      21,369      156,760
                                         ------------ ----------- ------------
   Total Liabilities...................     1,804,023     120,390   12,485,440
                                         ------------ ----------- ------------
  NET ASSETS...........................   720,272,971  65,427,903  594,614,758
                                         ============ =========== ============
  NET ASSETS consist of:
   Undistributed net investment
   income..............................  $    637,027 $   253,007 $    812,147
   Accumulated net realized gain (loss)
   on investments......................    10,562,174   9,389,132  (19,939,289)
   Unrealized appreciation
   (depreciation) of investments and
   foreign currency translations.......   373,694,837  27,507,268  127,137,862
   Par value (Note 4)..................        16,945       4,239       24,898
   Paid-in capital in excess of par
   value...............................   335,361,988  28,274,257  486,579,140
                                         ------------ ----------- ------------
  Total Net Assets.....................  $720,272,971 $65,427,903 $594,614,758
                                         ============ =========== ============
  Net Assets:
   Shares..............................  $720,272,971 $65,427,903 $594,614,758
   Institutional Shares................       --          --           --
  Shares outstanding (Note 4):
   Shares..............................    16,945,407   4,239,131   24,898,088
   Institutional Shares................       --          --           --
  NET ASSET VALUE PER SHARE (net
  assets/shares outstanding):
   Shares..............................        $42.51      $15.43       $23.88
                                               ======      ======       ======
   Institutional Shares................          --          --           --
                                                 ====        ====         ====

                       See Notes to Financial Statements

                   Energy and      Large Cap                   Optimum       Value
   Small Cap    Natural Resources    Growth     Real Estate     Growth      Equity
     Fund             Fund            Fund         Fund          Fund        Fund
  -----------   ----------------- ------------  -----------  ------------ -----------


  $42,680,998      $33,894,017    $168,430,504  $40,720,151  $ 41,784,940 $28,434,616
  ===========      ===========    ============  ===========  ============ ===========
  $44,427,398      $41,981,585    $251,306,438  $33,182,383  $100,133,069 $39,702,423
          532            6,339             299      --                117     --
       15,979           27,788          55,529      226,275        56,858      60,998
       12,445            4,238           1,193          138         3,571       2,231
      437,589        1,424,989         --           --            --        1,605,827
        1,303          296,437         506,529      103,564       400,200      26,803
        1,463            1,009           1,358          918         1,163         685
      --               --               36,900       21,666           525         525
  -----------      -----------    ------------  -----------  ------------ -----------
   44,896,709       43,742,385     251,908,246   33,534,944   100,595,503  41,399,492
    1,027,850          586,725         --           115,663       --        1,215,600
       29,729           98,751         134,011          313        18,401     --
      --               --              --           --            --          --
       16,603            6,464         130,813       17,089        40,480      15,415
        5,871            7,329          28,385        3,831        12,229       5,176
        4,941            4,051           7,141        2,226       --          --
          469              352             592          309         1,210         517
      --               --              --           548,571       --          720,280
       22,813           17,973          59,559        6,067        64,329      11,360
  -----------      -----------    ------------  -----------  ------------ -----------
    1,108,276          721,645         360,501      694,069       136,649   1,968,348
  -----------      -----------    ------------  -----------  ------------ -----------
   43,788,433       43,020,740     251,547,745   32,840,875   100,458,854  39,431,144
  ===========      ===========    ============  ===========  ============ ===========
  $        --      $    91,112    $         --  $    23,871  $     --     $    87,696
   (3,681,174)      (3,298,971)     (3,577,039)  (2,104,234)    2,614,708     439,024
    1,746,400        8,087,568      82,875,934   (7,537,768)   58,348,129  11,268,696
        4,725            3,905          17,586        5,968            36          26
   45,718,482       38,137,126     172,231,264   42,453,038    39,495,981  27,635,702
  -----------      -----------    ------------  -----------  ------------ -----------
  $43,788,433      $43,020,740    $251,547,745  $32,840,875  $100,458,854 $39,431,144
  ===========      ===========    ============  ===========  ============ ===========
  $43,788,433      $43,020,740    $251,547,745  $32,840,875  $ 12,414,087 $   124,544
      --               --              --           --         88,044,767  39,306,600
    4,725,201        3,904,746      17,586,380    5,967,751       453,003       8,115
      --               --              --           --          3,195,972   2,563,525
        $9.27           $11.02          $14.30        $5.50        $27.40      $15.35
        =====           ======          ======        =====        ======      ======
         --              --              --            --          $27.55      $15.33
         ====            =====           =====         ====        ======      ======

                       See Notes to Financial Statements

Excelsior Funds
Statements of Operations
Year Ended March 31, 1999


                                                                    Value and
                                         Blended     Income and   Restructuring
                                       Equity Fund   Growth Fund      Fund
                                       ------------  -----------  -------------
  INVESTMENT INCOME:
   Interest income...................  $    257,532  $ 1,161,184   $   374,036
   Dividend income...................     7,510,623      899,292     7,932,679
                                       ------------  -----------   -----------
   Total Income......................     7,768,155    2,060,476     8,306,715
  EXPENSES:
   Investment advisory fees (Note
   2)................................     4,680,470      702,594     3,264,279
   Administration fees (Note 2)......       954,816      143,329       832,391
   Administrative service fees (Note
   2)................................       234,639       75,271       759,496
   Shareholder servicing agent fees..       104,216       61,148       541,799
   Custodian fees....................       156,073       27,695       172,027
   Legal and audit fees..............        77,593       14,160        69,661
   Shareholder reports...............        33,071        9,925        34,666
   Amortization of organization costs
   (Note 5)..........................       --           --            --
   Registration and filing fees......        16,839       13,330        61,326
   Directors'/Trustees' fees and
   expenses (Note 2).................        22,014        3,426        21,253
   Distribution fees (Note 2)........       --           --            --
   Miscellaneous expenses............        20,936       10,097        79,041
                                       ------------  -----------   -----------
   Total Expenses....................     6,300,667    1,060,975     5,835,939
   Fees waived by investment adviser
   and administrators (Note 2).......      (361,997)     (75,271)     (759,496)
                                       ------------  -----------   -----------
   Net Expenses......................     5,938,670      985,704     5,076,443
                                       ------------  -----------   -----------
  NET INVESTMENT INCOME (LOSS).......     1,829,485    1,074,772     3,230,272
                                       ------------  -----------   -----------
  REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 1):
   Net realized gain (loss):
   Security transactions.............    10,562,173   13,915,494   (20,062,670)
   Foreign currency translations.....       --           --            (16,015)
                                       ------------  -----------   -----------
   Total net realized gain (loss)....    10,562,173   13,915,494   (20,078,685)
   Change in unrealized
   appreciation/depreciation on
   investments and foreign currency
   translations during the year......   101,900,285  (23,854,447)   20,524,738
                                       ------------  -----------   -----------
   Net realized and unrealized gain
   (loss) on investments.............   112,462,458   (9,938,953)      446,053
                                       ------------  -----------   -----------
   Net increase (decrease) in net
   assets resulting from operations..  $114,291,943  $(8,864,181)  $ 3,676,325
                                       ============  ===========   ===========

                       See Notes to Financial Statements

                    Energy and      Large Cap                  Optimum      Value
   Small Cap     Natural Resources   Growth     Real Estate    Growth       Equity
      Fund             Fund           Fund         Fund         Fund         Fund
  ------------   ----------------- -----------  -----------  -----------  ----------


  $    139,698      $   185,440    $   148,848  $    75,918  $    37,768  $    8,154
       303,745          663,838        430,206    2,434,866      464,280     538,890
  ------------      -----------    -----------  -----------  -----------  ----------
       443,443          849,278        579,054    2,510,784      502,048     547,044
       293,697          261,505        848,103      382,231      460,546     226,293
        74,893           66,688        173,013       58,481      108,405      53,266
        51,910           48,699         45,682       37,486      --           --
        37,311           45,334         35,256        6,028       10,845       7,636
        22,874           14,167         40,783       10,462       19,921       9,052
         6,929            5,693         11,263        5,324       15,358       6,956
         5,216            9,736         14,671       20,424       10,627       4,961
       --               --               4,475        5,902          244         244
        13,067           18,191         18,461       14,034       22,178      22,709
         1,983            1,613          3,207        1,548        5,002       2,400
       --               --             --           --            27,903         273
         4,633            4,915         31,843        3,375        4,284       3,046
  ------------      -----------    -----------  -----------  -----------  ----------
       512,513          476,541      1,226,757      545,295      685,313     336,836
       (51,910)         (48,699)       (45,682)     (86,449)    (155,809)    (91,255)
  ------------      -----------    -----------  -----------  -----------  ----------
       460,603          427,842      1,181,075      458,846      529,504     245,581
  ------------      -----------    -----------  -----------  -----------  ----------
       (17,160)         421,436       (602,021)   2,051,938      (27,456)    301,463
  ------------      -----------    -----------  -----------  -----------  ----------
    (3,681,149)      (3,055,181)    (3,363,023)  (2,123,845)   4,906,503   2,731,686
       --               --             --           --           --           (1,063)
  ------------      -----------    -----------  -----------  -----------  ----------
    (3,681,149)      (3,055,181)    (3,363,023)  (2,123,845)   4,906,503   2,730,623
   (10,537,167)      (3,816,865)    76,691,074   (7,647,372)  35,505,018  (1,255,930)
  ------------      -----------    -----------  -----------  -----------  ----------
   (14,218,316)      (6,872,046)    73,328,051   (9,771,217)  40,411,521   1,474,693
  ------------      -----------    -----------  -----------  -----------  ----------
  $(14,235,476)     $(6,450,610)   $72,726,030  $(7,719,279) $40,384,065  $1,776,156
  ============      ===========    ===========  ===========  ===========  ==========

                       See Notes to Financial Statements

Excelsior Funds
Statements of Changes in Net Assets


                                                                     Value and
                                         Blended      Income and   Restructuring
                                       Equity Fund   Growth Fund       Fund
                                       ------------  ------------  -------------
  Year Ended March 31, 1999
  Net investment income (loss).......  $  1,829,485  $  1,074,772  $  3,230,272
  Net realized gain (loss) on
  investments........................    10,562,173    13,915,494   (20,078,685)
  Net realized loss on foreign
  currency transactions..............       --            --            --
  Change in unrealized
  appreciation/depreciation on
  investments and foreign currency
  translations during the year.......   101,900,285   (23,854,447)   20,524,738
                                       ------------  ------------  ------------
  Net increase (decrease) in net
  assets resulting from operations...   114,291,943    (8,864,181)    3,676,325
  Distributions to shareholders:
   From net investment income
   Shares............................    (2,123,860)   (1,820,821)   (2,676,861)
   Institutional Shares..............       --            --            --
   From net realized gain on
   investments
   Shares............................    (8,071,808)   (8,104,713)   (3,609,196)
   Institutional Shares..............       --            --            --
                                       ------------  ------------  ------------
    Total distributions..............   (10,195,668)   (9,925,534)   (6,286,057)
                                       ------------  ------------  ------------
  Increase (decrease) in net assets
  from fund share transactions (Note
  4)
   Shares............................    21,268,126   (53,835,166)  208,777,082
   Institutional Shares..............       --            --            --
                                       ------------  ------------  ------------
    Total from fund share
    transactions.....................    21,268,126   (53,835,166)  208,777,082
                                       ------------  ------------  ------------
  Net increase (decrease) in net
  assets ............................   125,364,401   (72,624,881)  206,167,350
  NET ASSETS:
   Beginning of period...............   594,908,570   138,052,784   388,447,408
                                       ------------  ------------  ------------
   End of period (1).................  $720,272,971  $ 65,427,903  $594,614,758
                                       ============  ============  ============
   (1) Including undistributed net
   investment income.................  $    637,027  $    253,007  $    812,147
                                       ============  ============  ============
  Year Ended March 31, 1998
  Net investment income (loss).......  $  2,565,250  $  2,995,948  $  1,134,103
  Net realized gain (loss) on
  investments........................    41,083,134    19,207,907     4,596,344
  Change in unrealized
  appreciation/depreciation on
  investments and foreign currency
  translations during the year.......   205,385,468    19,295,523    80,592,450
                                       ------------  ------------  ------------
  Net increase in net assets
  resulting from operations..........   249,033,852    41,499,378    86,322,897
  Distributions to shareholders:
   From net investment income:
   Shares............................    (2,290,458)   (2,916,488)     (855,654)
   Trust Shares......................          (146)      --                (58)
   Institutional Shares..............       --            --            --
   From net realized gain on
   investments:
   Shares............................   (38,374,555)  (15,371,776)   (2,883,915)
   Trust Shares......................       --            --            --
   Institutional Shares..............       --            --            --
   In excess of net realized gain on
   investments:
   Shares............................       --            --            --
                                       ------------  ------------  ------------
    Total distributions..............   (40,665,159)  (18,288,264)   (3,739,627)
                                       ------------  ------------  ------------
  Increase (decrease) in net assets
  from fund share transactions (Note
  4)
   Shares............................    79,577,598   (17,925,868)  181,862,594
   Trust Shares......................      (108,359)      --            (61,525)
   Institutional Shares..............       --            --            --
                                       ------------  ------------  ------------
    Total from fund share
    transactions.....................    79,469,239   (17,925,868)  181,801,069
                                       ------------  ------------  ------------
  Net increase in net assets.........   287,837,932     5,285,246   264,384,339
  NET ASSETS:
   Beginning of year.................   307,070,638   132,767,538   124,063,069
                                       ------------  ------------  ------------
   End of year (2)...................  $594,908,570  $138,052,784  $388,447,408
                                       ============  ============  ============
 --------
   (2) Including undistributed net
   investment income.................  $    914,191  $    664,026  $    274,591
                                       ============  ============  ============

 --------
                       See Notes to Financial Statements

                    Energy and      Large Cap                                  Value
   Small Cap     Natural Resources    Growth     Real Estate    Optimum       Equity
      Fund             Fund            Fund         Fund      Growth Fund      Fund
  ------------   ----------------- ------------  -----------  ------------  -----------


  $    (17,160)     $   421,436    $   (602,021) $ 2,051,938  $    (27,456) $   301,463
    (3,681,149)      (3,055,181)     (3,363,023)  (2,123,845)    4,906,503    2,731,686
       --               --              --           --            --            (1,063)
   (10,537,167)      (3,816,865)     76,691,074   (7,647,372)   35,505,018   (1,255,930)
  ------------      -----------    ------------  -----------  ------------  -----------
   (14,235,476)      (6,450,610)     72,726,030   (7,719,279)   40,384,065    1,776,156


       --              (363,702)        --        (2,054,358)      --              (217)
       --               --              --           --            (10,785)    (276,362)

      (601,984)         --              --           --            --            (6,437)
       --               --              --           --            --        (3,002,331)
  ------------      -----------    ------------  -----------  ------------  -----------
      (601,984)        (363,702)        --        (2,054,358)      (10,785)  (3,285,347)
  ------------      -----------    ------------  -----------  ------------  -----------

    (9,922,033)       3,660,605     131,293,057    1,443,788     1,173,446       48,306
       --               --              --           --            869,600    6,048,555
  ------------      -----------    ------------  -----------  ------------  -----------
    (9,922,033)       3,660,605     131,293,057    1,443,788     2,043,046    6,096,861
  ------------      -----------    ------------  -----------  ------------  -----------
   (24,759,493)      (3,153,707)    204,019,087   (8,329,849)   42,416,326    4,587,670

    68,547,926       46,174,447      47,528,658   41,170,724    58,042,528   34,843,474
  ------------      -----------    ------------  -----------  ------------  -----------
  $ 43,788,433      $43,020,740    $251,547,745  $32,840,875  $100,458,854  $39,431,144
  ============      ===========    ============  ===========  ============  ===========
  $      --         $    91,112    $      --     $    23,871  $      --     $    87,696
  ============      ===========    ============  ===========  ============  ===========

  $    (83,679)     $   292,606    $    (17,327) $   693,157  $     81,809  $   243,228
     3,491,186        3,347,027        (214,016)        (749)   (2,090,039)   2,142,877
    12,326,916        4,846,663       6,184,860      109,604    22,166,451    9,909,167
  ------------      -----------    ------------  -----------  ------------  -----------
    15,734,423        8,486,296       5,953,517      802,012    20,158,221   12,295,272


       --              (309,721)        --          (474,266)       (4,167)        (363)
       --               --              --           --            --           --
       --               --              --           --           (123,146)    (230,995)

       --            (3,856,927)        --           --            --            (5,580)
       --               --              --           --            --           --
       --               --              --           --            --        (1,695,764)

       --              (243,134)        --           --            --           --
  ------------      -----------    ------------  -----------  ------------  -----------
       --            (4,409,782)        --          (474,266)     (127,313)  (1,932,702)
  ------------      -----------    ------------  -----------  ------------  -----------

      (441,310)       8,704,842      41,575,141   40,842,978       897,093       (4,020)
       (11,276)         --              --           --            --           --
       --               --              --           --          6,574,901      741,644
  ------------      -----------    ------------  -----------  ------------  -----------
      (452,586)       8,704,842      41,575,141   40,842,978     7,471,994      737,624
  ------------      -----------    ------------  -----------  ------------  -----------
    15,281,837       12,781,356      47,528,658   41,170,724    27,502,902   11,100,194

    53,266,089       33,393,091         --           --         30,539,626   23,743,280
  ------------      -----------    ------------  -----------  ------------  -----------
  $ 68,547,926      $46,174,447    $ 47,528,658  $41,170,724  $ 58,042,528  $34,843,474
  ============      ===========    ============  ===========  ============  ===========
  $         --      $    32,722    $         --  $    26,291  $      6,771  $    63,875
  ============      ===========    ============  ===========  ============  ===========

                       See Notes to Financial Statements

Excelsior Funds
Financial Highlights--Selected Per Share Data and Ratios

  For a Fund share outstanding throughout each period.

                                                   Net Realized                        Distributions  Distributions in
                             Net Asset    Net     and Unrealized            Dividends     From Net     Excess of Net
                              Value,   Investment  Gain (Loss)   Total From  From Net  Realized Gain   Realized Gain
                             Beginning   Income   on Investments Investment Investment on Investments  on Investments
                             of Period   (Loss)    and Options   Operations   Income    and Options     and Options
                             --------- ---------- -------------- ---------- ---------- -------------- ----------------
  BLENDED EQUITY FUND --
    (4/25/85*)
  Shares:
  Year Ended March 31,
  1995....................    $19.17     $ 0.07       $ 2.67       $ 2.74     $(0.04)      $(0.47)            --
  1996....................     21.40       0.12         5.21         5.33      (0.11)       (2.19)            --
  1997....................     24.43       0.18         2.50         2.68      (0.14)       (1.16)            --
  1998....................     25.81       0.16        12.59        12.75      (0.16)       (2.28)            --
  1999....................     36.12       0.11         6.90         7.01      (0.13)       (0.49)            --
  Trust Shares --
    (11/12/96*)
  Period ended March 31,
   1997...................     26.30       0.04         0.03         0.07      (0.03)       (0.56)            --
  Period from April 1,
   1997 to October 27,
   1997...................     25.78       0.02         4.67         4.69      (0.05)         --              --
  INCOME AND GROWTH
   FUND -- (1/6/87*)
  Year Ended March 31,
  1995....................    $11.94     $ 0.38       $ 0.26       $ 0.64     $(0.35)      $(0.41)            --
  1996....................     11.82       0.39         2.61         3.00      (0.31)       (0.06)            --
  1997....................     14.45       0.33         1.45         1.78      (0.35)       (0.63)            --
  1998....................     15.25       0.36         4.53         4.89      (0.34)       (1.85)            --
  1999....................     17.95       0.17        (0.85)       (0.68)     (0.28)       (1.56)            --
  VALUE AND RESTRUCTURING
   FUND -- (12/31/92*)
  Shares:
  Year Ended March 31,
  1995....................    $ 9.64     $ 0.07       $ 1.02       $ 1.09     $(0.06)      $(0.12)            --
  1996....................     10.55       0.10         3.71         3.81      (0.09)       (0.24)            --
  1997....................     14.03       0.13         2.36         2.49      (0.12)       (0.47)            --
  1998....................     15.93       0.10         8.12         8.22      (0.09)       (0.27)            --
  1999....................     23.79       0.13         0.21         0.34      (0.11)       (0.14)            --
  Trust Shares --
    (9/19/96*)
  Period ended March 31,
   1997...................     14.61       0.05         1.53         1.58      (0.05)       (0.23)            --
  Period from April 1,
   1997 to June 30, 1997..     15.91       0.02         2.94         2.96      (0.02)         --              --
  SMALL CAP FUND --
    (12/31/92*)
  Shares:
  Year Ended March 31,
  1995....................    $ 8.66     $(0.02)      $ 1.31       $ 1.29        --        $(0.18)            --
  1996....................      9.77      (0.02)        1.72         1.70        --         (0.69)            --
  1997....................     10.78      (0.03)       (1.43)       (1.46)       --         (0.10)         $(0.39)
  1998....................      8.83      (0.01)        3.13         3.12        --           --              --
  1999....................     11.95        --         (2.56)       (2.56)       --         (0.12)            --
  Trust Shares --
    (9/6/96*)
  Period ended March 31,
   1997...................      9.98      (0.03)       (0.92)       (0.95)       --         (0.22)            --
  Period from April 1,
   1997 to October 27,
   1997...................      8.81      (0.03)        2.52         2.49        --           --              --
  ENERGY AND NATURAL RESOURCES FUND --
    (12/31/92*)
  Year Ended March 31,
  1995....................    $ 7.70     $ 0.09       $ 0.24       $ 0.33     $(0.10)      $(0.01)            --
  1996....................      7.92       0.07         1.63         1.70      (0.07)         --              --
  1997....................      9.55       0.09         2.60         2.69      (0.09)       (1.03)            --
  1998....................     11.12       0.09         2.69         2.78      (0.10)       (1.07)         $(0.07)
  1999....................     12.66       0.10        (1.65)       (1.55)     (0.09)         --              --
  LARGE CAP GROWTH FUND --
    (10/1/97*)
  Period Ended March 31,
   1998...................    $ 7.00        -- ++      $1.51       $ 1.51        --           --              --
  Year Ended March 31,
   1999...................      8.51     $(0.03)        5.82         5.79        --           --              --
  REAL ESTATE FUND --
    (10/1/97*)
  Period Ended March 31,
   1998...................    $ 7.00     $ 0.15       $ 0.01       $ 0.16     $(0.11)         --              --
  Year Ended March 31,
   1999...................      7.05       0.33        (1.55)       (1.22)     (0.33)         --              --
  OPTIMUM GROWTH FUND --
    (7/3/96*)
  Shares:
  Period Ended March 31,
   1997...................    $ 9.87     $ 0.02       $ 0.31       $ 0.33     $(0.02)         --              --
  Year Ended March 31,
  1998....................     10.18      (0.01)        6.15         6.14      (0.01)         --              --
  1999....................     16.31      (0.06)       11.15        11.09        --           --              --
  VALUE EQUITY FUND --
    (1/15/97*)
  Shares:
  Period Ended March 31,
   1997...................    $12.08     $ 0.01       $(0.76)      $(0.75)       --           --              --
  Year Ended March 31,
  1998....................     11.33       0.07         5.57         5.64     $(0.06)      $(0.80)            --
  1999....................     16.11       0.08         0.55         0.63      (0.07)       (1.32)            --

  * Commencement of operations.  **  Not Annualized.  ***  Annualized
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Amount represents less than $0.01 per share.

                       See Notes to Financial Statements

                                                    Ratio of Net Ratio of Gross Ratio of Net
                                        Net Assets,  Operating     Operating     Investment
                  Net Asset                 End       Expenses      Expenses    Income (Loss)  Portfolio    Fee
      Total       Value, End Total       of Period   to Average    to Average    to Average    Turnover   Waivers
  Distributions   of Period  Return        (000)     Net Assets   Net Assets +   Net Assets      Rate     (Note 2)
  -------------   ---------- ------     ----------- ------------ -------------- -------------  ---------  --------


     $(0.51)        $21.40    14.65 %    $137,417       1.05%         1.08%          0.36 %        23%       --
      (2.30)         24.43    26.45 %     188,574       1.05%         1.12%          0.55 %        27%     $0.02
      (1.30)         25.81    11.09 %     306,990       1.01%         1.06%          0.71 %        39%      0.01
      (2.44)         36.12    50.82 %     594,909       0.99%         1.06%          0.55 %        28%      0.02
      (0.62)         42.51    19.65 %     720,273       0.95%         1.01%          0.29 %        20%      0.02


      (0.59)         25.78     0.23 %**        81       1.36%***      1.41%***       0.45 %***     39%***    --
      (0.05)         30.42    17.57 %**       --        1.34%***      1.41%***       0.20 %***    N/A       0.01



     $(0.76)        $11.82     5.74 %    $ 99,925       1.06%         1.09%          3.31 %        36%       --
      (0.37)         14.45    25.83 %     127,495       1.05%         1.11%          2.95 %        22%     $0.01
      (0.98)         15.25    12.61 %     132,768       1.03%         1.11%          2.17 %        25%      0.01
      (2.19)         17.95    33.29 %     138,053       1.02%         1.10%          2.04 %        32%      0.01
      (1.84)         15.43    (2.81)%      65,428       1.05%         1.13%          1.15 %        36%      0.01



     $(0.18)        $10.55    11.49 %    $ 30,183       0.98%         1.08%          0.83 %        82%     $0.01
      (0.33)         14.03    36.48 %      74,052       0.91%         0.95%          0.88 %        56%       --
      (0.59)         15.93    18.09 %     124,011       0.91%         0.95%          0.90 %        62%      0.01
      (0.36)         23.79    52.10 %     388,447       0.89%         0.93%          0.54 %        30%      0.01
      (0.25)         23.88     1.48 %     594,615       0.93%         1.07%          0.59 %        43%      0.03


      (0.28)         15.91    10.85 %**        52       1.26%***      1.30%***       0.54 %***     62%***    --
      (0.02)         18.85    18.61 %**       --        1.21%***      1.25%***       0.47 %***    N/A        --



     $(0.18)        $ 9.77    15.16 %    $ 47,782       0.96%         1.04%         (0.23)%        42%     $0.01
      (0.69)         10.78    18.29 %      78,061       0.90%         0.98%         (0.17)%        38%      0.01
      (0.49)          8.83   (14.33)%      53,258       0.94%         1.02%         (0.26)%        55%      0.01
        --           11.95    35.33 %      68,548       0.94%         1.01%         (0.14)%        73%      0.01
      (0.12)          9.27   (21.41)%      43,788       0.94%         1.05%         (0.04)%       115%      0.01


      (0.22)          8.81    (9.77)%**         8       1.29%***      1.40%***      (0.87)%***     55%***    --
        --           11.30    29.29 %**       --        1.25%***      1.31%***      (0.59)%***    N/A        --



     $(0.11)        $ 7.92     4.28 %    $ 15,813       0.98%         1.35%          1.18 %        31%     $0.03
      (0.07)          9.55    21.60 %      23,294       0.96%         1.09%          0.88 %        43%      0.01
      (1.12)         11.12    28.28 %      33,393       0.93%         0.98%          0.84 %        87%       --
      (1.24)         12.66    24.97 %      46,174       0.99%         1.07%          0.69 %        88%      0.01
      (0.09)         11.02   (12.23)%      43,021       0.98%         1.09%          0.97 %        96%      0.01


        --          $ 8.51    21.57 %**  $ 47,529       1.05%***      1.20%***      (0.16)%***     12%***    -- ++
        --           14.30    68.04 %     251,548       1.04%         1.08%         (0.53)%         4%       -- ++



     $(0.11)        $ 7.05     2.26 %**  $ 41,171       1.20%***      1.40%***       5.02 %***     30%***  $0.01
      (0.33)          5.50   (17.55)%      32,841       1.20%         1.43%          5.37 %        28%      0.01


     $(0.02)        $10.18     3.31 %**  $  3,357       1.05%***      1.47%***       0.33 %***     20%***  $0.03

      (0.01)         16.31    60.41 %       6,602       1.05%         1.32%         (0.12)%        19%      0.03
        --           27.40    68.00 %      12,414       1.05%         1.26%         (0.34)%        22%      0.04


        --          $11.33    (6.21)%**  $     56       1.05%***      1.43%***       0.54 %***     64%***  $0.01

     $(0.86)         16.11    51.09 %          78       1.05%         1.35%          0.47 %        51%      0.05
      (1.39)         15.35     4.59 %         125       1.05%         1.32%          0.53 %        55%      0.04

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Blended Equity Fund




                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------
 COMMON STOCKS -- 99.12%
         FINANCIAL -- 20.18%
  19,000 American Express Co. ...................................   $  2,232,500
  56,250 American International Group, Inc. .....................      6,785,156
 539,634 Associates First Capital Corp. .........................     24,283,530
  90,600 Bank of Boston Corp. ...................................      3,924,113
  54,687 BankAmerica Corp. ......................................      3,862,269
   2,287 +Berkshire Hathaway, Inc., Class B......................      5,376,737
 110,000 Citigroup, Inc. ........................................      7,026,250
  25,000 Fannie Mae..............................................      1,731,250
  50,000 First Union Corp. (North Carolina)......................      2,671,875
 340,000 Fleet Financial Group, Inc. ............................     12,792,500
  81,702 Household International, Inc. ..........................      3,727,654
 114,200 MBIA, Inc. .............................................      6,623,600
 302,076 Mellon Bank Corp. ......................................     21,258,598
 202,694 Morgan Stanley, Dean Witter & Co. ......................     20,256,732
  15,000 Schwab (Charles) Corp. .................................      1,441,875
 156,300 State Street Boston Corp. ..............................     12,845,906
 102,200 UNUM Corp. .............................................      4,860,888
 104,100 Wells Fargo Co. ........................................      3,650,006
                                                                    ------------
                                                                     145,351,439
                                                                    ------------
         TECHNOLOGY -- 19.41%
 251,657 +Cisco Systems, Inc. ...................................     27,572,170
  35,000 Compaq Computer Corp. ..................................      1,109,063
 176,000 +Dell Computer Corp. ...................................      7,194,000
  28,500 +EMC Corp. .............................................      3,640,875
 126,480 Hewlett-Packard Co. ....................................      8,576,925
  50,000 Honeywell Corp. ........................................      3,790,625
 150,000 Intel Corp. ............................................     17,831,250
  63,000 International Business Machines Corp. ..................     11,166,750
  93,320 Lucent Technologies, Inc. ..............................     10,055,230
 338,480 +Microsoft Corp. .......................................     30,315,115
  36,000 Nokia Corp., Class A, ADR...............................      5,607,000
 120,000 +Oracle Corp. ..........................................      3,165,000
  32,000 +Sun Microsystems, Inc. ................................      4,000,000
  58,000 Texas Instruments, Inc. ................................      5,756,500
                                                                    ------------
                                                                     139,780,503
                                                                    ------------
         HEALTH CARE -- 16.10%
 420,000 Abbott Laboratories.....................................     19,661,250
 200,000 Bristol-Myers Squibb Co. ...............................     12,862,500
 204,225 Johnson & Johnson.......................................     19,133,330
   7,400 Lilly (Eli) & Co. ......................................        628,075
  88,000 Medtronic, Inc. ........................................      6,314,000
  98,000 Merck & Co., Inc. ......................................      7,858,375
 269,400 Pfizer, Inc. ...........................................     37,379,250
 220,000 Schering-Plough Corp. ..................................     12,168,750
                                                                    ------------
                                                                     116,005,530
                                                                    ------------

                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------
         CONSUMER CYCLICAL -- 12.36%
 140,600 +CBS Corp. .............................................   $  5,755,812
 196,400 Centex Corp. ...........................................      6,554,850
  48,000 Comcast Corp., Class A Special..........................      3,021,000
 157,500 Dayton Hudson Corp. ....................................     10,493,437
 200,000 Ford Motor Co. .........................................     11,350,000
  78,000 General Motors Corp. ...................................      6,776,250
  63,000 Home Depot, Inc. .......................................      3,921,750
 190,000 McDonald's Corp. .......................................      8,609,375
 141,375 +O'Reilly Automotive, Inc. .............................      6,317,695
 250,000 Wal-Mart Stores, Inc. ..................................     23,046,875
  75,600 Wiley (John) & Sons, Inc., Class A......................      3,175,200
                                                                    ------------
                                                                      89,022,244
                                                                    ------------
         COMMUNICATION SERVICES -- 8.23%
  60,000 America Online, Inc. ...................................      8,760,000
  42,000 Ameritech Corp. ........................................      2,430,750
 172,443 AT&T Corp. .............................................     13,763,107
 171,000 Bell Atlantic Corp. ....................................      8,838,562
 211,000 +MCI WorldCom, Inc. ....................................     18,673,500
  60,000 +NEXTEL Communications, Inc., Class A...................      2,197,500
  98,000 SBC Communications, Inc. ...............................      4,618,250
                                                                    ------------
                                                                      59,281,669
                                                                    ------------
         CONSUMER STAPLES -- 7.98%
  44,000 Bestfoods, Inc. ........................................      2,068,000
 187,500 Coca-Cola Company.......................................     11,507,812
  69,210 CVS Corp. ..............................................      3,287,475
 122,000 Gillette Co. ...........................................      7,251,375
  48,500 Mattel, Inc. ...........................................      1,206,437
  15,000 Novartis AG ADR.........................................      1,216,599
  62,000 PepsiCo, Inc. ..........................................      2,429,625
 113,200 Procter & Gamble Co. ...................................     11,086,525
 150,000 RJR Nabisco Holdings Corp. .............................      3,750,000
 100,000 Time Warner, Inc. ......................................      7,106,250
 211,045 Walt Disney Co. ........................................      6,568,776
                                                                    ------------
                                                                      57,478,874
                                                                    ------------
         CAPITAL GOODS -- 7.98%
  15,100 Emerson Electric, Co. ..................................        799,356
 311,000 General Electric Co. ...................................     34,404,375
 275,266 Illinois Tool Works, Inc. ..............................     17,032,084
  73,000 Tyco International Ltd. ................................      5,237,750
                                                                    ------------
                                                                      57,473,565
                                                                    ------------
         ENERGY -- 5.32%
  23,000 Chevron Corp. ..........................................      2,034,063
 218,000 Exxon Corp. ............................................     15,382,625
   3,000 Minnesota Mining & Manufacturing........................        212,250
 178,300 Mobil Corp. ............................................     15,690,400
  73,000 Royal Dutch Petroleum Co. ..............................      3,796,000
  33,200 Unocal Corp. ...........................................      1,222,175
                                                                    ------------
                                                                      38,337,513
                                                                    ------------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Blended Equity Fund -- (continued)




                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------
         UTILITIES -- 1.56%
  57,500 Duke Energy Corp. ......................................   $  3,140,938
 133,700 Southern Co. ...........................................      3,116,881
 119,400 Texas Utilities Co. ....................................      4,977,488
                                                                    ------------
                                                                      11,235,307
                                                                    ------------
         TOTAL COMMON STOCKS (Cost $340,271,807).................    713,966,644
                                                                    ------------

 Principal                                                             Value
   Amount                                                             (Note 1)
 ----------                                                         ------------
 DEMAND NOTES -- 0.97%
 $3,400,000 Associates Corp. of North America Master Notes.......   $  3,400,000
  3,567,000 General Electric Co. Promissory Notes................      3,567,000
                                                                    ------------
            TOTAL DEMAND NOTES (Cost $6,967,000).................      6,967,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $347,238,807*)...................................... 100.09% $720,933,644
OTHER ASSETS AND LIABILITIES (NET)........................ (0.09)     (660,673)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $720,272,971
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $347,238,807.
+ Non-income producing
 ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Income and Growth Fund




                                                                        Value
 Shares                                                               (Note 1)
 -------                                                             -----------

 COMMON STOCKS -- 83.86%
         CONSUMER STAPLES -- 17.15%
  50,000 Gillette Co. ............................................   $ 2,971,875
  15,000 Johnson & Johnson........................................     1,405,313
  30,000 Merck & Co., Inc. .......................................     2,405,625
  40,000 Novo-Nordisk A.S., ADR...................................     2,180,000
  25,000 WM. Wrigley Jr. Co. .....................................     2,260,937
                                                                     -----------
                                                                      11,223,750
                                                                     -----------
         FINANCIAL -- 16.82%
  20,000 American International Group, Inc. ......................     2,412,500
  30,000 Morgan Stanley, Dean Witter & Co. .......................     2,998,125
  90,000 Mutual Risk Management Ltd. .............................     3,442,500
  15,000 Progressive Corp. .......................................     2,152,500
                                                                     -----------
                                                                      11,005,625
                                                                     -----------
         CONSUMER CYCLICAL -- 16.07%
 100,000 Herman Miller, Inc. .....................................     1,806,250
  60,000 McDonald's Corp. ........................................     2,718,750
  25,000 +RCN Corp. ..............................................       839,062
 150,000 ServiceMaster Ltd. Partnership...........................     3,046,875
  50,000 Wiley (John) & Sons, Inc., Class A.......................     2,100,000
                                                                     -----------
                                                                      10,510,937
                                                                     -----------
         TECHNOLOGY -- 14.82%
 100,000 +Analog Devices, Inc. ...................................     2,975,000
  30,000 +Level 3 Communications, Inc. ...........................     2,184,375
  50,000 +SDL, Inc. ..............................................     4,534,375
                                                                     -----------
                                                                       9,693,750
                                                                     -----------
         RAW/INTERMEDIATE
         MATERIALS -- 5.18%
  90,000 Pioneer Hi-Bred International, Inc. .....................     3,386,250
                                                                     -----------
         ENERGY -- 4.75%
  44,000 Exxon Corp. .............................................     3,104,750
                                                                     -----------
         UTILITIES -- 4.55%
  80,000 +AES Corp. ..............................................     2,980,000
                                                                     -----------
         CAPITAL GOODS -- 4.52%
  90,000 Dover Corp. .............................................     2,958,750
                                                                     -----------
         TOTAL COMMON STOCKS (Cost $26,904,362)...................    54,863,812
                                                                     -----------

 Principal                                                              Value
   Amount                                                             (Note 1)
 ----------                                                          -----------

 CONVERTIBLE BONDS -- 8.32%
            TECHNOLOGY -- 5.22%
 $1,000,000 Kollmorgen Corp.,
            Sub-Debenture, 8.75%, 05/01/09........................   $ 1,021,250
  2,959,000 Network Equipment Technologies, Inc.,
            Sub-Debenture, 7.25%, 05/15/14........................     2,393,091
                                                                     -----------
                                                                       3,414,341
                                                                     -----------
            CONSUMER CYCLICAL -- 3.10%
  2,275,000 Avatar Holdings 7.00%, 04/01/05.......................     2,030,438
                                                                     -----------
            TOTAL CONVERTIBLE BONDS
            (Cost $5,896,961).....................................     5,444,779
                                                                     -----------
 DEMAND NOTES -- 7.58%
  2,600,000 Associates Corp. of North America Master Notes........     2,600,000
  2,360,000 General Electric Co. Promissory Notes.................     2,360,000
                                                                     -----------
            TOTAL DEMAND NOTES (Cost $4,960,000)..................     4,960,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $37,761,323*)........................................  99.76% $65,268,591
OTHER ASSETS AND LIABILITIES (NET).........................   0.24      159,312
                                                            ------  -----------
NET ASSETS................................................. 100.00% $65,427,903
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $37,761,323.
+ Non-income producing
ADR--American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Value and Restructuring Fund




                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------
 COMMON STOCKS -- 98.74%
         TECHNOLOGY -- 24.26%
 380,000 Alcatel Alsthom ADR.....................................   $  8,668,750
 200,000 BCE, Inc. ..............................................      8,862,500
 265,000 +Bell & Howell Holdings Co. ............................      7,767,812
 135,000 Cordant Technologies, Inc. .............................      5,374,688
 290,000 Frontier Corp. .........................................     15,043,750
   5,001 +Intermedia Communications, Inc. .......................        133,152
  87,000 International Business Machines Corp. ..................     15,420,750
 125,000 +IXC Communications, Inc. ..............................      5,734,375
 125,000 Nokia Corp., Class A, ADR...............................     19,468,750
 130,000 +Plantronics, Inc. .....................................      8,133,125
 180,000 Raytheon Co., Class A...................................     10,395,000
  35,322 +Sensormatics Electronics Corp. ........................        335,559
 195,000 Texas Instruments, Inc. ................................     19,353,750
 435,000 +TriStar Aerospace Co. .................................      3,969,375
 360,000 +Unisys Corp. ..........................................      9,967,500
 385,000 +Vishay Intertechnology, Inc. ..........................      5,606,562
                                                                    ------------
                                                                     144,235,398
                                                                    ------------
         FINANCIAL -- 23.17%
 145,000 Amvescap plc ADR........................................      7,422,188
 280,000 ARM Financial Group, Inc., Class A......................      4,182,500
 150,000 Astoria Financial Corp. ................................      7,481,250
 170,000 Bank One Corp. .........................................      9,360,625
 200,000 Bear Stearns Companies, Inc. ...........................      8,937,500
 185,000 Chase Manhattan Corp. ..................................     15,042,812
 220,000 Citigroup, Inc. ........................................     14,052,500
 275,000 Donaldson, Lufkin & Jenrette, Inc. .....................     19,181,250
 162,000 Fannie Mae..............................................     11,218,500
 120,000 Mellon Bank Corp. ......................................      8,445,000
 115,000 Morgan Stanley, Dean Witter & Co. ......................     11,492,812
 130,000 PNC Bank Corp. .........................................      7,223,125
 205,000 SLM Holding Corp. ......................................      8,558,750
  85,000 XL Capital Ltd., Class A................................      5,163,750
                                                                    ------------
                                                                     137,762,562
                                                                    ------------
         CONSUMER CYCLICAL -- 20.03%
 221,000 +AT&T Corp. -- Liberty Media Group, Class A.............     11,630,125
 360,000 +CBS Corp. .............................................     14,737,500
 188,000 Ford Motor Co. .........................................     10,669,000
 150,000 General Motors Corp. ...................................     13,031,250
 168,000 +General Motors Corp., Class H..........................      8,473,500
 190,000 Harman International Industries, Inc. ..................      6,982,500

                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------
         CONSUMER CYCLICAL -- (continued)
 298,000 +Newmark Homes Corp. ...................................   $  1,862,500
 360,000 News Corp. Ltd. ADR.....................................     10,620,000
 380,000 +Outdoor Systems, Inc. .................................     11,400,000
 425,200 +Paxson Communications Corp. ...........................      3,640,775
  85,000 +QUALCOMM, Inc. ........................................     10,561,250
 290,000 XEROX Corp. ............................................     15,478,750
                                                                    ------------
                                                                     119,087,150
                                                                    ------------
         CONSUMER STAPLES -- 15.78%
 340,000 Avon Products, Inc. ....................................     16,001,250
 135,000 Bestfoods, Inc. ........................................      6,345,000
 240,000 Bristol-Myers Squibb Co. ...............................     15,435,000
 230,000 Deluxe Corp. ...........................................      6,698,750
 220,000 Eastman Kodak Co. ......................................     14,052,500
 155,000 Fort James Corp. .......................................      4,911,563
  85,000 General Mills, Inc. ....................................      6,422,812
 150,000 +Pepsi Bottling Group, Inc. ............................      3,253,125
 340,000 Philip Morris Companies, Inc. ..........................     11,963,750
 260,000 +Suiza Foods Corp.......................................      8,758,750
                                                                    ------------
                                                                      93,842,500
                                                                    ------------
         TRANSPORTATION -- 6.91%
 110,000 +AMR Corp. .............................................      6,441,875
 100,000 CNF Transportation Inc. ................................      3,781,250
 255,000 +Coach USA, Inc. .......................................      7,012,500
 225,000 Kansas City Southern Industries, Inc. ..................     12,825,000
 207,000 Union Pacific Corp. ....................................     11,061,563
                                                                    ------------
                                                                      41,122,188
                                                                    ------------
         CAPITAL GOODS -- 4.86%
 230,000 AlliedSignal, Inc. .....................................     11,313,125
 130,000 United Technologies Corp. ..............................     17,606,875
                                                                    ------------
                                                                      28,920,000
                                                                    ------------
         RAW/INTERMEDIATE
         MATERIALS -- 2.41%
 280,000 Cambrex Corp. ..........................................      6,195,000
 140,000 E.I. du Pont de Nemours & Co. ..........................      8,128,750
                                                                    ------------
                                                                      14,323,750
                                                                    ------------
         ENERGY -- 1.32%
 400,000 Dynegy, Inc. ...........................................      5,625,000
 325,000 +Ocean Energy, Inc. ....................................      2,214,063
                                                                    ------------
                                                                       7,839,063
                                                                    ------------
         TOTAL COMMON STOCKS
         (Cost $458,404,054).....................................    587,132,611
                                                                    ------------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Value and Restructuring Fund -- (continued)




                                                                       Value
 Shares                                                               (Note 1)
 -------                                                             ----------
 CONVERTIBLE PREFERRED STOCKS -- 1.71%
         TRANSPORTATION -- 0.67%
  80,000 ++Union Pacific Capital Trust, Preferred Exchange,
         6.25%....................................................   $3,990,000
                                                                     ----------
         TECHNOLOGY -- 1.04%
  45,000 ++Intermedia Communications, Inc., Preferred Exchange,
         7.00%....................................................    1,642,500
 260,000 ++Sensormatic Electronics Corp., Preferred Exchange,
         6.50%....................................................    4,517,500
                                                                     ----------
                                                                      6,160,000
                                                                     ----------
         TOTAL CONVERTIBLE
         PREFERRED STOCKS
         (Cost $11,740,695).......................................   10,150,000
                                                                     ----------

TOTAL INVESTMENTS
(Cost $470,144,749*)...................................... 100.45% $597,282,611
OTHER ASSETS AND LIABILITIES (NET)........................  (0.45)   (2,667,853)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $594,614,758
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $470,322,653.
+ Non-income producing
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, these securities amounted to $10,150,000 or 1.71% of net assets.
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Small Cap Fund




                                                                        Value
 Shares                                                               (Note 1)
 -------                                                             -----------
 COMMON STOCKS -- 95.69%
         CONSUMER CYCLICAL -- 29.44%
  52,200 +Big Flower Holdings, Inc. ..............................   $ 1,624,725
  21,000 +CD Radio, Inc. .........................................       542,063
  52,000 +Childrens Place Retail Stores, Inc. ....................     1,400,750
  27,500 +CONMED Corp. ...........................................       849,062
  14,000 +Linens 'n Things, Inc. .................................       635,250
  25,000 Mattel, Inc. ............................................       621,875
  87,000 +OfficeMax, Inc. ........................................       750,375
  33,000 +O'Reilly Automotive, Inc. ..............................     1,474,687
 128,900 +PSS World Medical, Inc. ................................     1,119,819
  15,100 +Scholastic Corp. .......................................       738,012
  60,550 +Travel Services International, Inc. ....................       635,775
  10,000 +Valley Media, Inc. .....................................       226,250
 102,100 +Ventana Medical Systems, Inc. ..........................     2,271,725
                                                                     -----------
                                                                      12,890,368
                                                                     -----------
         TECHNOLOGY -- 21.79%
  47,800 +Cambridge Technology Partners, Inc. ....................       663,225
  17,000 +Conexant Systems, Inc. .................................       469,625
  51,000 +Exchange Applications, Inc. ............................     1,281,375
  11,000 +Gilat Satellite Networks Ltd. ..........................       655,875
  12,400 +Human Genome Sciences, Inc. ............................       429,350
  23,950 +Incyte Pharmaceuticals, Inc. ...........................       479,000
  25,500 +Integrated Circuit Systems, Inc. .......................       460,594
  45,900 Inter-Tel, Inc. .........................................       711,450
  35,800 +ITI Technologies, Inc. .................................     1,074,000
  40,000 +Metamor Worldwide, Inc. ................................       555,000
 134,800 +Natural Microsystems Corp. .............................       665,575
  12,000 +Newbridge Networks, Corp. ..............................       372,000
  15,900 +SDL, Inc. ..............................................     1,441,931
  10,266 Timberline Software Corp. ...............................       117,417
  39,800 +VIALOG Corp. ...........................................       164,175
                                                                     -----------
                                                                       9,540,592
                                                                     -----------
         CONSUMER STAPLES -- 14.33%
  38,800 +American Italian Pasta Co. .............................       970,000
  29,800 +AmeriSource Health Corp., Class A.......................     1,018,787
  32,718 +BAESA ADR...............................................           --
  13,200 +Chattem, Inc. ..........................................       412,500
  41,200 +Hain Food Group, Inc. (The).............................       679,800
  43,650 +IDEXX Laboratories, Inc. ...............................     1,044,872
  32,300 Omnicare, Inc. ..........................................       615,719
  33,750 +Sunrise Assisted Living, Inc. ..........................     1,533,516
                                                                     -----------
                                                                       6,275,194
                                                                     -----------
         FINANCIAL -- 14.14%
  21,500 Cabot Industrial Trust...................................       405,813
  10,300 Cullen/Frost Bankers, Inc. ..............................       493,756
   9,300 Executive Risk, Inc. ....................................       660,300
  13,900 First American Corp. (Tennessee).........................       512,563
  56,600 Freedom Securities Corp. ................................       902,062
  14,400 Greenpoint Financial Corp. ..............................       500,400

                                                                        Value
   Shares                                                              (Note 1)
 ----------                                                          -----------
            FINANCIAL -- (continued)
     30,000 Healthcare Realty Trust, Inc. ........................   $   570,000
     49,000 +Silicon Valley Bancshares............................     1,010,625
     58,600 Sovereign Bancorp, Inc. ..............................       717,850
     10,600 Weingarten Realty Investors...........................       420,025
                                                                     -----------
                                                                       6,193,394
                                                                     -----------
            CAPITAL GOODS -- 5.91%
     28,400 Baldor Electric Co. ..................................       571,550
     27,500 Hughes Supply, Inc. ..................................       625,625
     33,500 Juno Lighting, Inc. ..................................       745,375
     18,900 Teleflex, Inc. .......................................       643,781
                                                                     -----------
                                                                       2,586,331
                                                                     -----------
            ENERGY -- 4.88%
     19,000 +Metzler Group, Inc. .................................       593,750
     48,000 +Newfield Exploration Co. ............................     1,086,000
     67,000 +Ocean Energy Inc. ...................................       456,437
                                                                     -----------
                                                                       2,136,187
                                                                     -----------
            RAW/INTERMEDIATE MATERIALS -- 4.03%
     67,800 Millennium Chemicals, Inc. ...........................     1,347,525
     40,200 +Rock of Ages Corp. ..................................       419,588
                                                                     -----------
                                                                       1,767,113
                                                                     -----------
            TRANSPORTATION -- 1.17%
     18,500 +Avis Rent A Car, Inc. ...............................       512,219
                                                                     -----------
            TOTAL COMMON STOCKS
            (Cost $40,154,998)....................................    41,901,398
                                                                     -----------
 Principal
   Amount
 ----------
 DEMAND NOTES -- 5.77%
 $1,300,000 Associates Corp. of North America Master Notes........     1,300,000
  1,226,000 General Electric Co. Promissory Notes.................     1,226,000
                                                                     -----------
            TOTAL DEMAND NOTES
            (Cost $2,526,000).....................................     2,526,000
                                                                     -----------

TOTAL INVESTMENTS
 (Cost $42,680,998*)....................................... 101.46% $44,427,398
OTHER ASSETS & LIABILITIES (NET)...........................  (1.46)    (638,965)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $43,788,433
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $42,717,226.
+ Non-income producing
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Energy and Natural Resources Fund




                                                                        Value
 Shares                                                               (Note 1)
 -------                                                             -----------
 COMMON STOCKS -- 96.59%
         ENERGY -- 68.77%
  46,000 Anadarko Petroleum Corp. ................................   $ 1,736,500
  50,000 Baker Hughes, Inc. ......................................     1,215,625
  30,000 +Barrett Resources Corp. ................................       751,875
  75,000 +BJ Services Co. ........................................     1,757,813
  22,170 BP Amoco plc ADR.........................................     2,237,784
  22,000 Chevron Corp. ...........................................     1,945,625
  25,000 Exxon Corp. .............................................     1,764,062
 120,000 +Global Industries Ltd. .................................     1,215,000
  50,000 +HS Resources, Inc. .....................................       437,500
  26,000 Mobil Corp. .............................................     2,288,000
  30,000 +Newfield Exploration Co. ...............................       678,750
 360,300 +Ocean Energy, Inc. .....................................     2,454,544
  30,000 +Precision Drilling Corp. ...............................       390,000
  48,000 Royal Dutch Petroleum Co. ...............................     2,496,000
  12,000 Schlumberger Ltd. .......................................       722,250
  30,000 Southdown, Inc. .........................................     1,610,625
  30,000 Texaco, Inc. ............................................     1,702,500
  51,000 Tosco Corp. .............................................     1,265,438
  13,500 Total S.A. ADR...........................................       823,500
  55,000 +Transmontaigne Oil Co...................................       666,875
  15,000 Vastar Resources, Inc. ..................................       716,250
  50,000 +Veritas DGC Inc. .......................................       709,375
                                                                     -----------
                                                                      29,585,891
                                                                     -----------
         UTILITIES -- 12.41%
  30,000 +AES Corp. ..............................................     1,117,500
  11,888 Duke Energy Corp. .......................................       649,382
  23,000 Enron Corp. .............................................     1,477,750
  53,000 Williams Cos., Inc. .....................................     2,093,500
                                                                     -----------
                                                                       5,338,132
                                                                     -----------
         CONSUMER CYCLICAL -- 4.91%
  22,000 Montana Power Co. .......................................     1,618,375
  10,000 Phelps Dodge Corp. ......................................       492,500
                                                                     -----------
                                                                       2,110,875
                                                                     -----------
         BASIC MATERIALS -- 3.29%
  30,000 Barrick Gold, Corp. .....................................       511,875
  24,000 Willamette Industries....................................       906,000
                                                                     -----------
                                                                       1,417,875
                                                                     -----------
         CONSUMER STAPLES -- 2.51%
  50,000 Ultramar Diamond Shamrock Corp. .........................     1,081,250
                                                                     -----------
         TECHNOLOGY -- 2.09%
  40,000 Georgia--Pacific Corp. (Timber Group)....................       897,500
                                                                     -----------
         RAW/INTERMEDIATE
         MATERIALS -- 1.84%
  30,000 +Stillwater Mining Co. ..................................       791,250
                                                                     -----------
         CAPITAL GOODS -- 0.77%
  25,000 Inco Ltd. ...............................................       332,812
                                                                     -----------
         TOTAL COMMON STOCKS
         (Cost $33,468,017).......................................    41,555,585
                                                                     -----------

 Principal                                                             Value
  Amount                                                             (Note 1)
 ---------                                                          -----------
 DEMAND NOTES -- 0.99%
 $426,000  General Electric Co. Promissory Notes (Cost
           $426,000).............................................   $   426,000
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $33,894,017*).......................................  97.58% $41,981,585
OTHER ASSETS AND LIABILITIES (NET).........................   2.42    1,039,155
                                                            ------  -----------
NET ASSETS................................................. 100.00% $43,020,740
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $33,894,017.
+ Non-income producing
 ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Large Cap Growth Fund




                                                                       Value
  Shares                                                              (Note 1)
 ---------                                                          ------------

 COMMON STOCKS -- 96.23%
           TECHNOLOGY -- 43.72%
   188,000 America Online, Inc...................................   $ 27,448,000
   112,000 +Cisco Systems, Inc...................................     12,271,000
   266,000 +Dell Computer Corp...................................     10,872,750
   108,000 +EMC Corp.............................................     13,797,000
    95,000 Intel Corp............................................     11,293,125
   156,000 Medtronic, Inc........................................     11,193,000
   138,000 +Microsoft Corp.......................................     12,359,625
   110,000 +Tellabs, Inc.........................................     10,752,500
                                                                    ------------
                                                                     109,987,000
                                                                    ------------
           FINANCIAL -- 22.88%
    87,000 American International Group, Inc.....................     10,494,375
   154,000 Citigroup, Inc........................................      9,836,750
   132,000 Fannie Mae............................................      9,141,000
   125,000 Merrill Lynch & Co....................................     11,054,687
   177,000 Schwab (Charles) Corp. ...............................     17,014,125
                                                                    ------------
                                                                      57,540,937
                                                                    ------------
           CONSUMER CYCLICAL -- 15.75%
   151,000 +BMC Software, Inc....................................      5,596,438
   100,000 +Clear Channel Communications, Inc....................      6,706,250
   127,000 Harley-Davidson, Inc..................................      7,302,500
   169,000 Home Depot, Inc.......................................     10,520,250
   175,000 +Sylvan Learning Systems, Inc.........................      4,768,750
   152,000 Walt Disney Co........................................      4,731,000
                                                                    ------------
                                                                      39,625,188
                                                                    ------------
           CONSUMER STAPLES -- 13.88%
   110,000 Coca-Cola Company.....................................      6,751,250
   107,000 Gillette Co...........................................      6,359,813
    35,000 Nokia Corp., Class A, ADR.............................      5,451,250
    80,000 Pfizer, Inc. .........................................     11,100,000
   140,000 +Quintiles Transnational Corp.........................      5,250,000
                                                                    ------------
                                                                      34,912,313
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $159,189,504)...................................    242,065,438
                                                                    ------------

 Principal                                                            Value
   Amount                                                            (Note 1)
 ----------                                                        ------------

 REPURCHASE AGREEMENT -- 3.67%
 $9,241,000 Agreement with Chase Securities Inc., 4.65% dated
            3/31/99, due 4/01/99, to be repurchased at
            $9,242,194, collateralized by $9,090,000 U.S.
            Treasury Notes, 6.25% due 8/31/02, valued at
            $9,443,349 (Cost $9,241,000)........................   $  9,241,000
                                                                   ------------

TOTAL INVESTMENTS
(Cost $168,430,504*)......................................  99.90% $251,306,438
OTHER ASSETS & LIABILITIES (NET)..........................   0.10       241,307
                                                           ------  ------------
NET ASSETS................................................ 100.00% $251,547,745
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $168,430,504.
+ Non-income producing
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 1999
Real Estate Fund




                                                                        Value
 Shares                                                               (Note 1)
 ------                                                              -----------

 COMMON STOCKS -- 97.78%
        REAL ESTATE -- 93.04%
 30,000 Arden Realty Group, Inc...................................   $   667,500
 30,684 Avalonbay Communities, Inc................................       970,381
 52,000 Bedford Property Investors, Inc...........................       760,500
 34,000 Boston Properties, Inc....................................     1,075,250
 54,000 Cabot Industrial Trust....................................     1,019,250
 63,000 +Catellus Development Corp................................       842,625
 44,000 CenterTrust Retail Properties, Inc........................       506,000
 22,000 Chateau Communities, Inc..................................       605,000
 38,000 Crescent Real Estate Equity, Co...........................       817,000
 65,000 Developers Divers Realty, Corp............................       930,312
 49,000 Duke Realty Investment, Inc...............................     1,053,500
 41,203 Equity Office Properties Trust............................     1,048,101
 24,860 Equity Residential Properties Trust.......................     1,025,475
 42,000 First Washington Realty Trust.............................       900,375
 35,000 Forest City Enterprises, Inc., Class A....................       846,563
 40,000 Glenborough Realty Trust, Inc.............................       680,000
 24,200 Health Care REIT, Inc.....................................       520,300
 52,000 Healthcare Realty Trust, Inc..............................       988,000
 35,000 Highwoods Properties, Inc.................................       824,688
 40,000 Home Properties of New York, Inc..........................       925,000
 39,000 Hospitality Properties Trust..............................     1,055,437
 47,000 HRPT Properties Trust.....................................       634,500
 23,000 KIMCO Realty Corp.........................................       848,125
 33,000 Mack-Cali Realty Corp.....................................       969,375
 47,000 Meditrust Corp............................................       584,563
 50,000 Pacific Gulf Properties, Inc..............................       900,000
 35,000 Prentiss Properties Trust.................................       651,875
 44,000 ProLogis Trust............................................       902,000
 42,200 Public Storage, Inc.......................................     1,055,000
 40,000 Simon Property Group, Inc.................................     1,097,500
 30,000 Spieker Properties, Inc...................................     1,057,500
 29,000 Starwood Hotels & Resorts Worldwide, Inc..................       828,313
 78,000 Taubman Center, Inc.......................................       955,500
 29,000 Vornado Realty Trust......................................     1,000,500
 25,500 Weingarten Realty Investors...............................     1,010,437
                                                                     -----------
                                                                      30,556,445
                                                                     -----------
        FINANCIAL -- 3.05%
 17,500 Freddie Mac...............................................       999,688
                                                                     -----------
        CONSUMER CYCLICAL -- 1.69%
 50,000 Host Marriott Corp........................................       556,250
                                                                     -----------
        TOTAL COMMON STOCKS
        (Cost $39,650,151)........................................    32,112,383
                                                                     -----------

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 REPURCHASE AGREEMENT -- 3.26%
 $1,070,000 Agreement with Chase Securities Inc., 4.65% dated
            3/31/99, due 4/01/99, to be repurchased at
            $1,070,138, collateralized by $1,055,000 U.S.
            Treasury Notes, 6.25% due 8/31/02, valued at
            $1,096,010 (Cost $1,070,000).........................   $ 1,070,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $40,720,151*)........................................ 101.04% $33,182,383
OTHER ASSETS & LIABILITIES (NET)...........................  (1.04)    (341,508)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $32,840,875
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $40,720,151.
+ Non-income producing
REIT -- Real Estate Investment Trust

                       See Notes to Financial Statements

Excelsior Institutional Trust
Portfolio of Investments March 31, 1999
Optimum Growth Fund




                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------

 COMMON STOCKS -- 97.97%
         TECHNOLOGY -- 29.51%
  25,000 +BMC Software, Inc. ....................................   $    926,563
  50,000 +Cisco Systems, Inc. ...................................      5,478,125
 126,000 +Dell Computer Corp. ...................................      5,150,250
  54,000 +EMC Corp. .............................................      6,898,500
  27,000 Intel Corp. ............................................      3,209,625
   3,000 Lucent Technologies, Inc. ..............................        323,250
  52,000 +Microsoft Corp. .......................................      4,657,250
   8,000 Nokia Oyj, Class A ADR..................................      1,246,000
  18,000 +Tellabs, Inc. .........................................      1,759,500
                                                                    ------------
                                                                      29,649,063
                                                                    ------------
         COMMUNICATION
         SERVICES -- 15.84%
 100,000 America Online, Inc. ...................................     14,600,000
   8,000 Ameritech Corp. ........................................        463,000
  14,000 GTE Corp. ..............................................        847,000
                                                                    ------------
                                                                      15,910,000
                                                                    ------------
         FINANCIAL -- 15.55%
  20,000 American International Group, Inc. .....................      2,412,500
  64,500 Charles Schwab Corp. ...................................      6,200,062
  35,000 Citigroup, Inc. ........................................      2,235,625
  28,000 Fannie Mae..............................................      1,939,000
  32,000 Merrill Lynch & Co., Inc. ..............................      2,830,000
                                                                    ------------
                                                                      15,617,187
                                                                    ------------
         HEALTH CARE -- 13.75%
  16,000 Abbott Laboratories.....................................        749,000
  13,300 American Home Products Corp. ...........................        867,825
  18,000 Bristol-Myers Squibb Co. ...............................      1,157,625
   7,000 Eli Lilly & Co. ........................................        594,125
  11,000 Johnson & Johnson.......................................      1,030,562
  41,855 Medtronic, Inc. ........................................      3,003,096
  24,600 Merck & Co., Inc. ......................................      1,972,612
  22,000 Pfizer, Inc. ...........................................      3,052,500
  20,000 +Quintiles Transnational Corp. .........................        750,000
  11,400 Schering-Plough Corp. ..................................        630,562
                                                                    ------------
                                                                      13,807,907
                                                                    ------------
         CONSUMER STAPLES -- 10.34%
  13,500 Bestfoods...............................................        634,500
   6,000 Brown-Forman Corp., Class B.............................        345,750
  19,000 Coca-Cola Co. ..........................................      1,166,125
  25,200 General Mills, Inc. ....................................      1,904,175
  28,000 Gillette Co. ...........................................      1,664,250
   8,000 Hannaford Brothers Co. .................................        363,500
  10,500 H.J. Heinz Co. .........................................        497,438
  11,500 PepsiCo, Inc. ..........................................        450,656
   9,600 Procter & Gamble Co. ...................................        940,200
  12,000 Sara Lee Corp. .........................................        297,000
  11,800 Time Warner, Inc. ......................................        838,538
   8,487 Tootsie Roll Industries, Inc. ..........................        390,942

                                                                       Value
  Shares                                                              (Note 1)
 ---------                                                          ------------

           CONSUMER STAPLES -- continued
   20,000  Walt Disney Co. ......................................   $    622,500
    3,000  Wrigley (WM.) Jr. Co. ................................        271,313
                                                                    ------------
                                                                      10,386,887
                                                                    ------------
           CONSUMER CYCLICAL -- 9.51%
   25,000  +Clear Channel Communications, Inc. ..................      1,676,563
   35,000  Harley-Davidson, Inc. ................................      2,012,500
   48,000  Home Depot, Inc. .....................................      2,988,000
   13,200  McDonald's Corp. .....................................        598,125
   35,000  +Sylvan Learning Systems, Inc. .......................        953,750
   11,000  Wal-Mart Stores, Inc. ................................      1,014,062
      600  Washington Post Co., Class B..........................        312,900
                                                                    ------------
                                                                       9,555,900
                                                                    ------------
           CAPITAL GOODS -- 2.97%
   27,000  General Electric Co. .................................      2,986,875
                                                                    ------------
           UTILITIES -- 0.50%
   12,000  Texas Utilities Co. ..................................        500,250
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $40,065,940)....................................     98,414,069
                                                                    ------------
 Principal
  Amount
 ---------
 DEMAND NOTES -- 1.71%
 $800,000  Associates Corp. of North America Master Notes........        800,000
  919,000  General Electric Co. Promissory Notes.................        919,000
                                                                    ------------
           TOTAL DEMAND NOTES
           (Cost $1,719,000).....................................      1,719,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $41,784,940*).......................................  99.68% $100,133,069
OTHER ASSETS AND LIABILITIES (NET)........................   0.32       325,785
                                                           ------  ------------
NET ASSETS................................................ 100.00% $100,458,854
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $41,784,940.
+ Non-income producing
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Institutional Trust
Portfolio of Investments March 31, 1999
Value Equity Fund




                                                                        Value
 Shares                                                               (Note 1)
 -------                                                             -----------

 COMMON STOCKS -- 98.36%
         CONSUMER STAPLES -- 23.77%
  22,000 Avon Products, Inc.......................................   $ 1,035,375
  21,000 Bestfoods................................................       987,000
  26,000 Bristol-Myers Squibb Co..................................     1,672,125
  22,000 Deluxe Corp..............................................       640,750
  19,000 Eastman Kodak Co.........................................     1,213,625
  29,625 Fort James Corp..........................................       938,742
  50,000 Pepsi Bottling Group, Inc................................     1,084,375
  32,000 Philip Morris Companies, Inc.............................     1,126,000
  20,000 +Suiza Foods Corp........................................       673,750
                                                                     -----------
                                                                       9,371,742
                                                                     -----------
         TECHNOLOGY -- 21.16%
  44,000 Alcatel SA ADR...........................................     1,003,750
  30,000 +Bell & Howell Co........................................       879,375
  15,000 Cordant Technologies, Inc................................       597,187
     714 +Intermedia Communications, Inc..........................        19,010
   9,000 International Business Machines Corp.....................     1,595,250
  17,000 Nokia Oyj, Class A ADR...................................     2,647,750
  30,000 Xerox Corp...............................................     1,601,250
                                                                     -----------
                                                                       8,343,572
                                                                     -----------
         FINANCIAL -- 19.48%
  50,000 +Amerin Corp.............................................     1,015,625
  35,000 ARM Financial Group, Inc., Class A.......................       522,813
  17,000 Astoria Financial Corp...................................       847,875
  10,000 Bank One Corp............................................       550,625
  20,000 Chase Manhattan Corp.....................................     1,626,250
  12,000 Fannie Mae...............................................       831,000
  14,000 People's Bank Bridgeport.................................       416,500
  21,000 SLM Holding Corp.........................................       876,750
  16,344 XL Capital Ltd., Class A.................................       992,898
                                                                     -----------
                                                                       7,680,336
                                                                     -----------
         CONSUMER CYCLICAL -- 15.12%
  22,880 +AT&T Corp. -- Liberty Media Group, Class A..............     1,204,060
  24,000 +CBS Corp................................................       982,500
  25,000 Ford Motor Co............................................     1,418,750
  22,000 +Unisys Corp.............................................       609,125
 100,000 +Varian, Inc.............................................       943,750
  19,700 +Young & Rubicam, Inc....................................       802,775
                                                                     -----------
                                                                       5,960,960
                                                                     -----------
         TRANSPORTATION -- 5.98%
  11,000 +AMR Corp................................................       644,188
  16,000 +General Motors Corp., Class H...........................       807,000
  17,000 Union Pacific Corp.......................................       908,437
                                                                     -----------
                                                                       2,359,625
                                                                     -----------
         UTILITIES -- 5.53%
   2,500 +Autobytel.com, Inc......................................       104,375
  40,000 Frontier Corp............................................     2,075,000
                                                                     -----------
                                                                       2,179,375
                                                                     -----------

                                                                       Value
  Shares                                                             (Note 1)
 ---------                                                          -----------

 COMMON STOCKS -- (continued)
           CAPITAL GOODS -- 5.41%
   20,000  Kansas City Southern Industries, Inc..................   $ 1,140,000
   10,000  Texas Instruments, Inc................................       992,500
                                                                    -----------
                                                                      2,132,500
                                                                    -----------
           RAW/INTERMEDIATE MATERIALS -- 1.91%
   13,000  E.I. du Pont de Nemours and Co........................       754,813
                                                                    -----------
           TOTAL COMMON STOCKS
           (Cost $27,770,606)....................................    38,782,923
                                                                    -----------
 Principal
  Amount
 ---------
 CONVERTIBLE BONDS -- 2.31%
           TECHNOLOGY -- 2.31%
  $25,000  Intermedia Communications, Inc., Series D (Preferred)
           7.00%, 12/31/2049 (Cost $657,010).....................       912,500
                                                                    -----------
 DEMAND NOTES -- 0.02%
    7,000  General Electric Co. Promissory Notes (Cost $7,000)...         7,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $28,434,616*)........................................ 100.69% $39,702,423
OTHER ASSETS AND LIABILITIES (NET).........................  (0.69)    (271,279)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $39,431,144
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $28,447,285.
+ Non-income producing
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Institutional Trust (the "Trust") is a business trust organized under the laws of the State of Delaware on May 11, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-ended diversified management investment companies.

  Excelsior Fund and the Trust currently offer shares in eighteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for the Blended Equity Fund, Income and Growth Fund, Value and Restructuring Fund, Small Cap Fund, Energy and Natural Resources Fund, Large Cap Growth Fund, and Real Estate Fund, Portfolios of Excelsior Fund, Optimum Growth Fund and Value Equity Fund, Portfolios of the Trust (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund and the Trust in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  With regard to Optimum Growth Fund and Value Equity Fund, they offer two classes of shares: Institutional Shares and Shares (formerly, "Trust Shares"). The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, the Trust and Excelsior Tax-Exempt Fund, Inc. ("Excelsior Tax-Exempt Fund") are presented separately.

  (a) Portfolio valuation:

    Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

    All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

    Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Forward foreign currency exchange contracts: The Portfolios' participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios' are informed of the dividend.

  (c) Repurchase agreements:

    The Portfolios' may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Portfolios' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolios' custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

    If the value of the underlying security, falls below the value of the repurchase price, the Portfolios' will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (d) Dividends and distributions to shareholders:

    Dividends equal to all or substantially all of each Portfolios' net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually, but the Portfolios' may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Dividends and distributions are recorded on the ex-dividend date.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, partnership income, deferral of losses on wash sales, dividends received from real estate investment trusts (REITs) and net capital losses and net currency losses incurred after October 31 and within the taxable year ("Post-October losses"). Due to the nature of distributions that the Real Estate Fund receives from REITs, the Real Estate Fund anticipates that it will have a tax basis return of capital.

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (e) Federal taxes:

    It is the policy of Excelsior Fund and the Trust that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 1999, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                                                 Expiration Date
                                                                    March 31,
                                                                      2007
                                                                 ---------------
   Value and Restructuring Fund.................................    3,589,000
   Small Cap Fund...............................................    3,645,000
   Energy and Natural Resources Fund............................    1,872,000
   Large Cap Growth Fund........................................    1,733,000

    To the extent that such carryforwards are utilized, no capital gain distributions will be made. During the year ended March 31, 1999, Optimum Growth Fund utilized capital loss carryforwards for Federal tax purposes totaling approximately $1,494,000.

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. Value and Restructuring Fund, Energy and Natural Resources Fund, Large Cap Growth Fund, and Value Equity Fund incurred, and elected to defer, net capital losses of approximately $16,172,000, $1,427,000, $1,844,000, and $7,000, respectively, for the year ended March 31, 1999.

    At March 31, 1999, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

                                     Tax Basis     Tax Basis    Net Unrealized
                                     Unrealized    Unrealized    Appreciation
                                    Appreciation (Depreciation) (Depreciation)
                                    ------------ -------------- --------------
   Blended Equity Fund............. $375,573,515  $ (1,878,678)  $373,694,837
   Income and Growth Fund..........   27,982,487      (475,219)    27,507,268
   Value and Restructuring Fund....  149,178,645   (22,218,687)   126,959,958
   Small Cap Fund..................    6,080,792    (4,370,620)     1,710,172
   Energy and Natural Resources
    Fund...........................    8,758,695      (671,127)     8,087,568
   Large Cap Growth Fund...........   86,408,885    (3,532,951)    82,875,934
   Real Estate Fund................      242,494    (7,780,262)    (7,537,768)
   Optimum Growth Fund.............   58,670,054      (321,925)    58,348,129
   Value Equity Fund...............   12,620,906    (1,365,768)    11,255,138

  (f) Expense allocation:

    Expenses incurred by Excelsior Fund and the Trust with respect to any two or more of their respective Portfolios' are allocated in proportion to the average net assets of each of their respective Portfolios', except where allocations of direct expenses to each Portfolio can otherwise be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio and expenses directly attributable to a particular class of shares in a Portfolio are charged to such class.

2. Investment Advisory Fee, Administration Fee, Distribution Expenses and Related Party Transactions

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT" and, collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Blended Equity Fund, Income and Growth Fund and Large Cap Growth Fund, 0.60% of the average daily net assets of the Value and Restructuring Fund, Small Cap Fund, Energy and Natural Resources Fund, 1.00% of the average daily net assets of the Real Estate Fund and 0.65% of the average daily net assets of each of the Optimum Growth Fund and Value Equity Fund. U.S. Trust NY and U.S. Trust CT are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

  U.S. Trust CT, Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund and the Trust. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust) all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 1999, administration fees charged by U.S. Trust CT were as follows:

Blended Equity Fund................................................... $232,940
Income and Growth Fund................................................   34,464
Value and Restructuring Fund..........................................  203,040
Small Cap Fund........................................................   18,104
Energy and Natural Resources Fund.....................................   16,176
Large Cap Growth Fund.................................................   43,012
Real Estate Fund......................................................   14,155
Optimum Growth Fund...................................................   26,583
Value Equity Fund.....................................................   12,977

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. Until further notice to the Excelsior Fund, U.S. Trust intends to voluntarily waive fees to the extent necessary to maintain an annual expense ratio of not more than 0.99% for Value and Restructuring Fund, Small Cap Fund, Energy and Natural Resources Fund; and not more than 1.05% and 1.20% for Large Cap Growth Fund and Real Estate Fund, respectively, and until further notice to the Trust, U.S. Trust intends to voluntarily waive fees to the extent necessary to maintain an annual expense ratio of not more than 1.05% of average daily net assets of the Shares of the Optimum Growth Fund and Value Equity Fund. With regard to the Blended Equity Fund, for the period April 1, 1998 through September 15, 1998, U.S. Trust voluntarily waived fees to the extent necessary to maintain certain specified annual expense ratios. For the year ended March 31, 1999, U.S. Trust waived fees as follows:

Blended Equity Fund.................................................... $127,358
Real Estate Fund.......................................................   48,963
Optimum Growth Fund....................................................  155,809
Value Equity Fund......................................................   91,255

  Excelsior Fund and the Trust have entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative service fees paid to affiliates of U.S. Trust amounted to $651,651, for the year ended March 31, 1999. Until further notice to Excelsior Fund and the Trust, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to administrative service fees payable (including fees paid to affiliates of U.S. Trust) by that Portfolio. For the year ended March 31, 1999, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as follows:

                                                           U.S.
                                                          Trust   Administrators
                                                         -------- --------------
Blended Equity Fund..................................... $232,682    $  1,957
Income and Growth Fund..................................   74,631         640
Value and Restructuring Fund............................  639,405     120,091
Small Cap Fund..........................................   51,882          28
Energy and Natural Resources Fund.......................   41,522       7,177
Large Cap Growth Fund...................................   44,157       1,525
Real Estate Fund........................................   37,443          43

  For the year ended March 31, 1999, no administrative service fees have been charged to Optimum Growth Fund or Value Equity Fund.

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, serves as the distributor of Excelsior Fund and the Trust. Each Portfolios' Shares are sold on a continuous basis by the Distributor.

  With regard to the Trust, the Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of Optimum Growth Fund and Value Equity Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Portfolio Shares, in an amount not to exceed the annual rate of 0.75% of the average daily net asset value of each Portfolio's outstanding Shares. Prior to March 8, 1999, Shares bore the expense of such distribution fees at the annual rate of 0.35% of the average daily net asset value of the Portfolios' outstanding Shares. Effective March 8, 1999, Shares bear the expense of such distribution fees at the annual rate of 0.25% of the average daily net asset value of the Portfolios' outstanding Shares.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended. The Chairman receives an additional annual fee of $5,000. Independent Trustees of Excelsior Trust receive an annual fee of $4,000 plus a meeting fee of $250 for each meeting attended. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3. Purchases and Sales of Securities:

  For the year ended March 31, 1999, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       Purchases      Sales
                                                      ------------ ------------
Blended Equity Fund.................................. $131,313,036 $122,897,489
Income and Growth Fund...............................   33,014,696  105,916,638
Value and Restructuring Fund.........................  439,815,449  229,047,909
Small Cap Fund.......................................   53,873,667   62,719,115
Energy and Natural Resources Fund....................   43,784,543   38,640,561
Large Cap Growth Fund................................  128,044,562    4,564,050
Real Estate Fund.....................................   12,229,967   10,116,034
Optimum Growth Fund..................................   16,608,455   15,744,552
Value Equity Fund....................................   22,683,489   19,361,891

  For the fiscal year ended March 31, 1999, the Value and Restructuring Fund paid brokerage commissions aggregating $278,966, of which $525 was paid to UST Securities Corp. For the same period, the percentage of total commissions paid by the Portfolio to UST Securities Corp. was 0.19%, and the percentage of the total amount of the Portfolios' brokerage transactions involving the payment of commissions that was effected through UST Securities Corp. was 0.24%. For the same period, the average commissions per share paid by the Fund to UST Securities Corp. and other unaffiliated brokers were $0.07 and $0.06, respectively.

  UST Securities Corp is a wholly-owned subsidiary of U.S. Trust Company of New Jersey which is a wholly-owned subsidiary of U.S.Trust Corporation.

4. Capital Transactions:

  Excelsior Fund currently has authorized capital classified of 35 billion shares of Common Stock, 26.375 billion of which is currently classified to represent interests in one of eighteen separate portfolios. Authorized capital currently offered for each Portfolio is as follows: 375 million shares of the Blended Equity and Income and Growth Funds and 500 million shares each of Value and Restructuring Fund, Small Cap Fund, Energy and Natural Resources Fund, Large Cap Growth Fund and Real Estate Fund. As of August 1, 1997 Trust Shares are no longer offered. Each share has a par value of $.001, and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Portfolio. Each share has a par value of $.00001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of the Trust's Board of Trustees.

                                        Blended Equity Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/99                   03/31/98
                         -------------------------  -------------------------
                           Shares       Amount        Shares       Amount
                         ----------  -------------  ----------  -------------
Sold:
  Shares................  4,387,348  $ 166,477,501   1,830,335  $  59,664,729
  Trust Shares..........        --             --          454            --
Issued in connection
 with previous
 reorganization Shares..        --             --    5,809,320    118,382,388
Issued as reinvestment
 of dividends:
  Shares................     77,350      2,895,711     365,826     11,596,023
  Trust Shares..........        --             --            6            146
Redeemed:
  Shares................ (3,990,290)  (148,105,086) (3,428,336)  (110,065,542)
  Trust Shares..........        --             --       (3,604)      (108,505)
                         ----------  -------------  ----------  -------------
Net Increase............    474,408  $  21,268,126   4,574,001  $  79,469,239
                         ==========  =============  ==========  =============


                                        Income and Growth Fund
                           ---------------------------------------------------
                                  Year Ended                Year Ended
                                   03/31/99                  03/31/98
                           -------------------------  ------------------------
                             Shares        Amount       Shares       Amount
                           -----------  ------------  ----------  ------------
Sold.....................      623,378  $  9,712,721   1,061,028  $ 18,205,158
Issued as reinvestment of
 dividends...............      298,629     4,288,782     370,069     6,178,623
Redeemed.................   (4,375,079)  (67,836,669) (2,444,213)  (42,309,649)
                           -----------  ------------  ----------  ------------
Net Decrease.............   (3,453,072) $(53,835,166) (1,013,116) $(17,925,868)
                           ===========  ============  ==========  ============

                                     Value and Restructuring Fund
                           ---------------------------------------------------
                                  Year Ended                Year Ended
                                   03/31/99                  03/31/98
                           -------------------------  ------------------------
                             Shares        Amount       Shares       Amount
                           -----------  ------------  ----------  ------------
Sold Shares..............   23,806,528  $537,163,371   9,949,197  $210,533,502
Issued as reinvestment of
 dividends:
  Shares.................      158,688     3,460,364      32,739       680,550
  Trust Shares...........          --            --            4            58
Redeemed:
  Shares.................  (15,392,807) (331,846,653) (1,440,113)  (29,351,458)
  Trust Shares...........          --            --       (3,268)      (61,583)
                           -----------  ------------  ----------  ------------
Net Increase.............    8,572,409  $208,777,082   8,538,559  $181,801,069
                           ===========  ============  ==========  ============

                                            Small Cap Fund
                           ---------------------------------------------------
                                  Year Ended                Year Ended
                                   03/31/99                  03/31/98
                           -------------------------  ------------------------
                             Shares        Amount       Shares       Amount
                           -----------  ------------  ----------  ------------
Sold:
  Shares.................    6,294,363  $ 56,377,737   1,742,160  $ 19,925,198
  Trust Shares...........          --            --          991        10,266
Issued as reinvestment of
   dividends Shares......        9,749        88,720           1             4
Redeemed:
  Shares.................   (7,314,821)  (66,388,490) (2,036,998)  (20,366,512)
  Trust Shares...........          --            --       (1,905)      (21,542)
                           -----------  ------------  ----------  ------------
Net Decrease.............   (1,010,709) $ (9,922,033)   (295,751) $   (452,586)
                           ===========  ============  ==========  ============


                                  Energy and Natural Resources Fund
                           --------------------------------------------------
                                 Year Ended                Year Ended
                                  03/31/99                  03/31/98
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Sold......................  2,852,458  $ 31,234,166   1,589,555  $ 20,278,480
Issued as reinvestment of
 dividends................      9,736       103,347      57,892       738,380
Redeemed.................. (2,605,823)  (27,676,908) (1,001,470)  (12,312,018)
                           ----------  ------------  ----------  ------------
Net Increase..............    256,371  $  3,660,605     645,977  $  8,704,842
                           ==========  ============  ==========  ============

                                        Large Cap Growth Fund
                           --------------------------------------------------
                                 Year Ended                Year Ended
                                  03/31/99                  03/31/98*
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Sold...................... 15,703,486  $169,544,034   5,724,639  $ 42,655,392
Issued as reinvestment of
 dividends................        --            --          --            --
Redeemed.................. (3,700,511)  (38,250,977)   (141,234)   (1,080,251)
                           ----------  ------------  ----------  ------------
Net Increase.............. 12,002,975  $131,293,057   5,583,405  $ 41,575,141
                           ==========  ============  ==========  ============

                                          Real Estate Fund
                           --------------------------------------------------
                                 Year Ended                Year Ended
                                  03/31/99                  03/31/98*
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Sold......................  2,933,843  $ 18,323,252   5,989,568  $ 41,874,511
Issued as reinvestment of
 dividends................      3,809        22,665         481         3,364
Redeemed.................. (2,810,143)  (16,902,129)   (149,807)   (1,034,897)
                           ----------  ------------  ----------  ------------
Net Increase..............    127,509  $  1,443,788   5,840,242  $ 40,842,978
                           ==========  ============  ==========  ============

                                         Optimum Growth Fund
                           --------------------------------------------------
                                 Year Ended                Year Ended
                                  03/31/99                  03/31/98
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Sold:
  Shares..................    105,092  $  2,171,420     210,824  $  2,776,946
  Institutional Shares....    812,340    16,636,464     614,403     8,293,581
Issued as reinvestment of
 dividends:
  Shares..................        --            --           83           875
  Institutional Shares....         35           569         332         4,030
Redeemed:
  Shares..................    (56,822)     (997,974)   (135,970)   (1,880,728)
  Institutional Shares....   (766,399)  (15,767,433)   (132,059)   (1,722,710)
                           ----------  ------------  ----------  ------------
Net Increase..............     94,246  $  2,043,046     557,613  $  7,471,994
                           ==========  ============  ==========  ============

--------
*For the period 10/1/97 (commencement of operations) through 3/31/98.

                                                Value Equity Fund
                                      ----------------------------------------
                                          Year Ended           Year Ended
                                           03/31/99             03/31/98
                                      -------------------  -------------------
                                      Shares     Amount    Shares     Amount
                                      -------  ----------  -------  ----------
Sold:
  Shares.............................   3,120  $   46,060    2,111  $   31,723
  Institutional Shares............... 466,461   6,929,195  131,715   1,679,381
Issued as reinvestment of dividends:
  Shares.............................     190       2,707      123       1,672
  Institutional Shares...............     --          --       --          --
Redeemed:
  Shares.............................     (31)       (461)  (2,373)    (37,415)
  Institutional Shares............... (59,957)   (880,640) (65,278)   (937,737)
                                      -------  ----------  -------  ----------
Net Increase......................... 409,783  $6,096,861   66,298  $  737,624
                                      =======  ==========  =======  ==========

5. Organization Costs:

  Excelsior Fund and the Trust have borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

6. Line of Credit:

  The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 1999, the Portfolios had no borrowings under the agreement.

7. Subsequent Event:

  On April 8, 1999, the Board of Directors of Excelsior Fund, Inc., approved the proposed reorganization of the Income and Growth Fund into the Blended Equity Fund. The proposed reorganization will be submitted to a vote of the shareholders of the Income and Growth Fund on or about June 30, 1999. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of the Income and Growth Fund will be transferred to the Blended Equity Fund, and the shareholders of the Income and Growth Fund will become shareholders of the Blended Equity Fund. If the reorganization is approved by shareholders, it is expected that the reorganization will occur in or about mid-July 1999.

8. Year 2000 Risk (Unaudited):

  Like other investment companies, financial and business organizations and individuals around the world, the Portfolios could be affected adversely if the computer systems used by the investment managers and the Portfolios' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The investment managers and the Portfolios' other service providers have informed Excelsior Fund and the Trust that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. Currently, they do not anticipate that the transition to the 21st Century will have any material impact on their ability to continue to service the Portfolios at current levels. At this time, however, there can be no assurance that their efforts will be sufficient to avoid any adverse impact on the Portfolios as a result of the Year 2000 Problem.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Excelsior Funds, Inc.
and Board of Trustees
Excelsior Institutional Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Blended Equity, Income and Growth, Value and Restructuring, Small Cap, Energy and Natural Resources, Large Cap Growth, Real Estate, Optimum Growth and Value Equity Portfolios (seven of the portfolios constituting the Excelsior Funds, Inc., and two of the portfolios constituting the Excelsior Institutional Trust) as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blended Equity, Income and Growth, Value and Restructuring, Small Cap, Energy and Natural Resources, Large Cap Growth, Real Estate, Optimum Growth and Value Equity Portfolios of Excelsior Funds, Inc. and Excelsior Institutional Trust at March 31, 1999, the results of their operations for the year ended and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.
                                                  [SIGNATURE LOGO APPEARS HERE]
Boston, Massachusetts
May 7, 1999

-------------------------------------------------------------------------------

                     Federal Tax Information: (Unaudited)

  For the year ended March 31, 1999, the percentage of dividends paid that qualify for the 70.0% dividends received deduction for corporate shareholders, the designation of long-term capital gain, and the percentage of income earned from direct U.S. Treasury obligations for the Portfolios are approximated as follows:

                                                            20%       Treasury
                                     Dividends Received  Long-Term     Income
Fund                                     Deduction      Capital Gain Percentage
----                                 ------------------ ------------ ----------
Blended Equity Fund.................        93.20%      $ 8,089,000      --
Income and Growth Fund..............        46.06%       11,469,000     3.42%
Value and Restructuring Fund........       100.00%        3,609,000      --
Small Cap Fund......................          --            602,000      --
Energy and Natural Resources Fund...        93.53%              --       --
Large Cap Growth Fund...............          --                --       --
Optimum Growth Fund.................       100.00%            4,000      --
Value Equity Fund...................        47.95%        2,315,000      --